SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary information statement [ ]Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X] Definitive information statement

                             CTB International Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:



    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



    (4) Proposed maximum aggregate value of transaction:



    (5) Total fee paid:



[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:


    (2)  Form, Schedule or Registration Statement No.:


    (3)  Filing Party:


    (4)  Date Filed:

                                 DEFINITIVE COPY

                             CTB INTERNATIONAL CORP.
                               STATE ROAD 15 NORTH
                             MILFORD, INDIANA 46542


                              INFORMATION STATEMENT



TO: THE STOCKHOLDERS OF CTB INTERNATIONAL CORP.:

                  Pursuant to a Plan and Agreement of Merger dated as of September 21, 1999 between CTB International Corp., a Delaware corporation, and CTB Indiana Corp., an Indiana corporation which is a direct wholly owned subsidiary of CTB International Corp., CTB International will be merged into CTB Indiana. As a result, CTB International will reincorporate under the laws of the state of Indiana and each outstanding share of CTB International common stock will convert into one share of CTB Indiana common stock.

                  The merger has been approved by the Boards of Directors of CTB International and CTB Indiana. The merger has also been approved by written consent dated September 22, 1999 by American Securities Partners GP (Management) Corp., as the indirect holder of 100% of the general partnership interests of American Securities Partners L.P., ASP/CTB GP Corp., as the direct holder of 100% of the general partnership interests of ASP/CTB L.P., Caryl M. Chocola and
J. Christopher Chocola. Together, these stockholders own 6,756,983 shares constituting 56.2% of the outstanding common stock of CTB International. The merger does not require the vote or consent of any other stockholder.

                  No meeting of stockholders will be held to consider approval of the merger or the merger agreement, and no vote or additional consent of stockholders is being solicited.

                  We are not asking you for a proxy and you are requested not to send us a proxy.

                  This   Information   Statement   is  first  being   mailed  to
stockholders of CTB International on or about November 22, 1999.

                  THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANYREPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                              ---------------------
          The date of this Information Statement is November 12, 1999.

                              AVAILABLE INFORMATION

                  CTB International Corp. is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission. Such reports and other information filed with the Commission are available to the public over the Internet at the Commission=s web site at http://www.sec.gov and can be inspected and copied at the public reference facility maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at 7 World Trade Center, New York, New York 10048 and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. You may call the Commission at 1-800-SEC-0330 for further information about the public reference rooms.


                  No person is authorized to give any information or to make any representation not contained in this Information Statement and, if given or made, such information or representation should not be relied upon as having been authorized.

                                TABLE OF CONTENTS

                                                                            Page

 AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . i
 INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
 PRINCIPAL STOCKHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
 THE REINCORPORATION PROPOSAL . . . . . . . . . . . . . . . . . . . . . . . .  3
 General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
 Principal Reason for the Reincorporation . . . . . . . . . . . . . . . . . .  3
 Manner of Effecting the Reincorporation . . . . . . . . . . . . . . . . . . . 3
 Antitakeover Effects of the Reincorporation Proposal . . . . . . . . . . . .  5
 Comparison of Rights of Shareholders . . . . . . . . . . . . . . . . . . . .  5
 Certain United States Federal Income Tax Consequences . . . . . . . . . . .  17
 INCORPORATION BY REFERENCE . . . . . . . . . . . . . .. . . . . . . . . . .  18


APPENDIX A B      PLAN AND  AGREEMENT OF MERGER  DATED  AS OF SEPTEMBER 21, 1999
                  BETWEEN CTB INTERNATIONAL CORP. AND CTB INDIANA CORP.

                                  INTRODUCTION

                  This Information Statement is being furnished in connection with the merger to holders of record as of the close of business on September 21, 1999 of shares of common stock of CTB International. As a result of the merger, CTB International will reincorporate as an Indiana corporation. The name of the surviving corporation will be CTB International Corp.

                  CTB International is a designer, manufacturer and marketer of agricultural equipment comprised of animal agriculture systems, including automated feeding, watering, ventilation, heating and nests, as well as automated controls; integrated commercial egg production systems; and grain storage and handling systems. CTB Indiana is a wholly owned subsidiary of CTB International formed for the purpose of effecting the merger and has not conducted any other business.

                  The principal executive offices of CTB International and CTB Indiana are each located at State Road 15 North, Milford, Indiana 46542, and the telephone number of each at such address is (219) 658-4191.


                             PRINCIPAL STOCKHOLDERS

                  As of the date of this Information Statement, there are 12,022,177 shares of common stock outstanding held by approximately 1,004 stockholders of record. The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of September 21, 1999, except as otherwise noted, for (i) each person known by CTB International to beneficially own more than 5% of the Common Stock, (ii) each of CTB International=s directors, (iii) CTB International=s Chief Executive Officer,
(iv) each of CTB International=s four other most highly compensated executive officers for 1998, and (v) all current directors and executive officers as a group. Unless otherwise noted, the address of each of the Stockholders named below is the CTB International=s principal executive office.

                                                                        PERCENT
 NAME OF BENEFICIAL OWNER                      NUMBER OF SHARES        OF SHARES


Prudential Insurance Company of America         1,124,000(1)              9.4
751 Broad Street
Newark, NJ  07102-3777
State of Wisconsin Investment Board....         770,000(2)                6.4
P.O. Box 7842
Madison, WI  53707
American Securities Partners...........         4,127,189                 34.4
G.P. (Management) Corp.(3)
24th Floor
122 East 42nd Street
New York, NY  10168-0002
ASP/CTB G.P. Corp.(4)..................         454,706                   3.8
24th Floor
122 East 42nd Street
New York, NY  10168-0002
Michael G. Fisch(3)(4).................         4,581,895                 38.1

Charles D. Klein(3)(4).................         4,581,895                 38.1

Caryl M. Chocola.......................         1,470,501                 12.2

J. Christopher Chocola.................         704,587                   5.9

Victor A. Mancinelli...................         X                         X
Frank S. Hermance................. ....         2,000                     X
Larry D. Greene........................         300                       X
David L. Horing........................         X                         X
Gerard van Rooijen.....................         1,000                     X
Roger W. Townsend......................         75,437                    0.6

Don J. Steinhilber.....................         60,171                    0.5

Mark A. Lantz..........................         29,062                    0.2

George W. Murdoch......................         600                       X
All directors and executive
officers as a group....................         7,097,517                 59.1


(1) Based on Schedule 13G dated February 1, 1999 which indicates as of December 31, 1998, Prudential Insurance Company of America had sole voting power over 294,200 shares, shared voting power over 829,800 shares, sole dispositive power over 294,200 shares and shared dispositive power over 829,800 shares.

(2)   Based on  Schedule  13G dated  February  1,  1999  which  indicates  as of
      December 31, 1998, State of Wisconsin Investment Board had sole voting power over 770,000 shares, shared voting power over no shares, sole dispositive power over 770,000 shares and shared dispositive power over no shares.

(3) Shares of Common Stock shown as beneficially owned by American Securities Partners GP (Management) Corp. are owned of record by American Securities Partners, L.P., of which American Securities Associates, L.P., (AASALP@) is the sole general partner and possesses sole voting and investment power. American Securities Partners GP (Management) Corp. is the sole general partner of ASALP and possesses sole voting and investment power. Messrs. Klein and Fisch as stockholders of American Securities Partners GP (Management) Corp., may be deemed to have beneficial ownership of the shares shown as beneficially owned by American Securities Partners GP (Management) Corp. Such persons disclaim beneficial ownership of such shares.

(4) Shares of Common Stock shown as beneficially owned by ASP/CTB G.P. Corp. are owned of record by ASP/CTB L.P. of which ASP/CTB G.P. Corp. is the sole general partner and as to which it possesses sole voting and investment power. Messrs. Klein and Fisch, as stockholders of ASP/CTB G.P. Corp., may be deemed to have beneficial ownership of the shares shown as beneficially owned by ASP/CTB G.P. Corp. Such persons disclaim beneficial ownership of such shares.

                          THE REINCORPORATION PROPOSAL

General

                  On September 21, 1999, CTB International's Board of Directors approved a proposal (the "Reincorporation Proposal") to change the CTB International's state of incorporation from Delaware to Indiana. This change (the "Reincorporation") will be accomplished through a merger of the CTB International into CTB Indiana Corp. ("CTB Indiana"), a wholly owned subsidiary of CTB International which was recently formed as an Indiana corporation and the vehicle to effect the Reincorporation. The name of the surviving corporation following the merger will be CTB International Corp. and reference hereafter to CTB International will, where appropriate, mean the surviving corporation. The Reincorporation will be effected pursuant to the terms of the Plan and Agreement of Merger between CTB International and CTB Indiana dated as of September 21, 1999 (the "Merger Agreement"). A copy of the Merger Agreement is attached as Appendix A to this Information Statement.

                  As a Delaware corporation, CTB International is governed by the Delaware General Corporation Law (the "DGCL") and the terms of its Amended and Restated Certificate of Incorporation (the "Present Charter") and its
Amended and Restated By-Laws (the "Present By-Laws"). Following the Reincorporation, CTB International will be governed by the Indiana Business Corporation Law (the "IBCL") and the Restated Articles of Incorporation (the "New Articles") and By-Laws, as amended (the "New By-Laws"), copies of which are attached as Annexes 1 and 2, respectively, to the Merger Agreement. Because there are differences between the DGCL and the IBCL and corresponding differences between the Present Charter and Present By-Laws as compared to the New Articles and New By-Laws, the Reincorporation will result in some differences in the rights of shareholders. These differences are discussed below.

Principal Reason for the Reincorporation

                  CTB International presently has its executive offices and significant operations in Indiana. As a Delaware corporation, CTB International is subject to taxation not only in Delaware but also in Indiana at substantially the same level as the case would be if it were an Indiana corporation. Under Delaware's system of taxation, franchise taxes are assessed against CTB International based, in part, on the number of shares authorized. This formula of taxation has resulted in greatly increased tax costs to CTB International since its initial public offering of securities in 1997. Indiana has no comparable franchise tax system. If CTB International had been an Indiana corporation, it would have saved approximately $120,000 over the past two years. Management believes that the Reincorporation will permit CTB International to realize a substantial reduction in state tax expense prospectively.

Manner of Effecting the Reincorporation

                  The following summary does not purport to be a complete description of the Reincorporation Proposal and is qualified in its entirety by reference to the Merger Agreement.

                  The Reincorporation will be effected by merging CTB International with and into CTB Indiana (the "Merger") pursuant to the terms of the Merger Agreement. At the Effective Time (as defined in the Merger Agreement), the separate corporate existence of CTB International will cease; CTB Indiana will succeed to all the business, properties, assets and liabilities of CTB International and its name will be changed to "CTB International Corp." The directors, officers and employees of CTB International will become the directors, officers and employees of the surviving corporation. Shares of CTB International's Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger, be converted into an equal number of fully paid and nonassessable shares of CTB Indiana's Common Stock ("Indiana Shares"). Indiana Shares will have the same terms as CTB International's Common Stock, subject to the differences arising by virtue of the differences between the IBCL and the DGCL and differences between the Present Charter and Present By-Laws as compared to the New Articles and New By-Laws.

                  From and after the Effective Time, each holder of a certificate representing shares of CTB International's Common Stock (a "Delaware Certificate") shall be deemed for all purposes to be the holder of the Indiana Shares into which the shares represented by his or her Delaware Certificate have been converted. Such certificates shall continue to represent Indiana Shares and need not be surrendered for exchange. While it is not necessary for shareholders to surrender their Delaware Certificates for certificates representing Indiana Shares, following the Effective Time each holder of a Delaware Certificate outstanding immediately prior to the Effective Time will be entitled to surrender his or her Delaware Certificate for cancellation and in exchange for a new certificate representing the same number of Indiana Shares.

                  Approval of the  Reincorporation  Proposal  will not result in any change in the name, business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of CTB International. The Indiana Shares will continue to be traded without interruption on the Nasdaq Stock Market. CTB International's 1999 Stock Incentive Plan, as well as prior stock option agreements between CTB International and various members of CTB International=s management, will be continued by the surviving corporation and each outstanding option issued pursuant to such plan and/or agreements will be converted into an option for Indiana Shares equal to the number of shares of CTB International's Common Stock related to each such option immediately prior to the Effective Time, at the same price per share and upon the same terms and subject to the same conditions as are in effect immediately prior to the Effective Time. CTB International's other employee benefit plans and arrangements will also be continued by the surviving corporation upon the same terms and subject to the same conditions.

                  It is anticipated that the Merger will become effective by the end of December, 1999. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of CTB International prior to the Effective Time either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval, provided that the Merger Agreement may not be amended after shareholder approval if such amendment would (i) alter or change the number or kind of shares to be received by shareholders in the Merger, (ii) alter or change any term of the New Articles or New By-Laws or (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the shareholders of CTB International.

                  Appraisal rights will not be available to holders of CTB International's Common Stock in connection with the Reincorporation Proposal.

Antitakeover Effects of the Reincorporation Proposal

                  Certain  provisions of the IBCL,  specifically the Constituent
Interests Provision and the Control Share Acquisitions Provisions as described in ABComparison of Rights of Shareholders,@ below, have no comparable provisions under Delaware law. These statutory provisions and certain provisions of the New Articles and New By-Laws, specifically the provisions regarding Preferred Stock, and the supermajority vote required for certain business combinations, some of which are carried over from the Present Articles and Present By-Laws may have the effect of discouraging an unsolicited attempt by another person or entity to acquire control of CTB International. Such provisions may make tender offers, and certain other transactions, more difficult or more costly and could discourage or limit shareholder participation in such types of transactions, whether or not such transactions were favored by the majority of the shareholders. As of this date, the Board of Directors is unaware of any specific effort to accumulate CTB International=s Common Stock or to obtain control of CTB International by means of a merger, tender offer or otherwise.

Comparison of Rights of Shareholders

                  The DGCL differs from the IBCL in many respects. The material differences of these statutes are discussed below. Because of these statutory differences, certain changes from the Present Charter and Present By-Laws have been made to the New Articles and New By-Laws. The material differences between the Present Charter and Present By-Laws as compared to the New Articles and New By-Laws are also discussed below.

                  Capital Stock. The Reincorporation will not affect the capital stock of CTB International except to the extent that rights of shareholders will be governed by Indiana law rather than Delaware law. The number of authorized shares will remain at 44,000,000, consisting of 40,000,000 shares of Common Stock, par value $0.01 per share, and 4,000,000 shares of Preferred Stock, par value $0.01 per share.

                  After the Reincorporation, holders of CTB International=s Common Stock will continue to be entitled to one vote per share on all matters submitted to a vote of the shareholders, including the election of directors. As a result, the holders of CTB International=s Common Stock entitled to exercise more than 50% of the voting rights in an election of directors can elect all of the directors to be elected if they choose to do so. The holders of CTB
International=s Common Stock will be entitled to such dividends as may be declared from time to time by the Board of Directors from funds legally available therefor, and will be entitled to receive, pro rata, all assets available for distribution to such holders upon liquidation. No shares of CTB International=s Common Stock have any preemptive, redemption or conversion rights, or the benefits of any sinking fund. All of the shares issued by the surviving corporation in the Reincorporation will be validly issued, fully paid and nonassessable.

                  Under the Present Charter, 30,000 shares of Preferred Stock, par value $0.01 per share, have been designated as 6% Series A Preferred Stock. The powers, designations, preferences and relative participating, optional and other special rights and the qualifications, limitations and restrictions of the 6% Series A Preferred Stock under the New Articles will be identical to those contained in the Present Charter.

                  Both the DGCL and the IBCL permit the certificate or articles of incorporation to allow the board of directors to issue and fix the dividend, voting and redemption rights, liquidation preferences and other rights, privileges and restrictions of one or more series of preferred stock without further shareholder action. CTB International's Preferred Stock may be issued from time to time in one or more series with such relative dividend, voting and other rights, privileges and restrictions as the Board of Directors may determine. The ability of the Board to issue Preferred Stock and determine its relative dividend, voting and other rights without further shareholder action will not be affected by the Reincorporation. The issuance of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of Common Stock and, under certain circumstances, make it more difficult for a third party to gain control of CTB International, discourage bids for CTB International's Common Stock at a premium or otherwise affect the market price of CTB International=s Common Stock.

                  Size and Classification of the Board of Directors. Section 141(b) of the DGCL provides that the board of directors of a Delaware corporation shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in, the by-laws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Section 23-1-33-3 of the IBCL provides that the board of directors of an Indiana corporation must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or by-laws.

                  Pursuant to Section 141(d) of the DGCL, the directors may, by the certificate of incorporation, by an initial by-law or by a by-law adopted by a vote of the shareholders, be divided into one, two or three classes. Section 23-1-33-3 of the IBCL provides that the articles of incorporation, or, if the articles of incorporation so authorize, the by-laws, may provide for staggering the terms of directors by dividing the total number of directors into either two or three classes.

                  CTB International's Board of Directors is currently composed of nine members, which number may be changed by the Board of Directors, provided that the number of directors will not be less than one or more than fifteen. The Board of Directors of CTB International following the Reincorporation will have the same number of directors and composition as CTB International's current Board of Directors. None of the Present Charter, the Present By-Laws, the New Articles or the New By-Laws provide for staggered terms for directors.

                  Removal of Directors. Section 141(k) of the DGCL provides that any director or the entire board of directors may generally be removed with or without cause by a majority shareholder vote.

                  Under Section 23-1-33-8 of the IBCL, directors may be removed in any manner provided in the articles of incorporation. In addition, unless the articles of incorporation provide otherwise, the shareholders or directors may remove one or more directors with or without cause. A director may be removed by the shareholders, if they are otherwise authorized to do so, only at a meeting called for that purpose and such purpose must be stated in the notice of the meeting. A director elected by a voting group of shareholders may be removed only by that voting group.

                  The Present By-laws permit directors to be removed from office with or without cause by the shareholders. The New Articles permit directors to be removed from office with or without cause by either a majority shareholder vote or by a majority vote of the entire Board of Directors.

                  Newly Created Directorships and Vacancies. Under Section 223 of the DGCL, unless the certificate of incorporation or the by-laws of a corporation provide otherwise, a majority vote of the directors then in office may fill vacancies and newly created directorships, even if the number of current directors is less than a quorum or only one director remains. If the directors filling a vacancy on the board constitute less than a majority of the whole board (as measured before an increase in the size of the board), the Delaware Court of Chancery may, upon application of shareholders holding at least 10% of the outstanding voting shares, summarily order an election to fill the vacancy or replace directors chosen by the directors then in office. Unless otherwise provided in the certificate of incorporation or by-laws, when one or more directors resign effective at a future date, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy.

                  Under Section 23-1-33-9 of the IBCL, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the remaining directors, even if less than a quorum, may fill the vacancy by majority vote. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by shareholders. A vacancy that will occur at a specific later date by reason of resignation of a director effective at a later date may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

                  The Present By-Laws permit vacancies and newly created directorships to be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director or by the shareholders. The New By-Laws provide that any vacancy occurring on the Board of Directors, from whatever cause, will be filled by a majority vote of the remaining directors, although less than a quorum; provided that if the vacancy or vacancies leave the board of directors with no members or the remaining directors cannot agree or determine not to fill the vacancy, the shareholders may fill such vacancy by a majority vote at a special meeting called for that purpose or at the next annual meeting of shareholders.

                  Quorum and Vote Required to Take Action. Section 141(b) of the DGCL provides that a majority of the total number of directors shall constitute a quorum for the transaction of business unless the certificate of incorporation or by-laws of the corporation require a greater number. In addition, unless the certificate of incorporation provides otherwise, the by-laws may provide for a quorum of less than a majority, which in no case shall be less than one-third of the total number of directors. The board of directors shall act by the vote of a majority of the directors present at a meeting at which a quorum is present, unless the certificate of incorporation or the by-laws require the vote of a greater number.

                  Under Section 23-1-34-5 of the IBCL, unless the articles of incorporation or by-laws require a greater number, a majority of the fixed or prescribed number of directors constitutes a quorum. Additionally, the articles of incorporation or by-laws may authorize a quorum of no fewer than one-third of the fixed or prescribed number of directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the board of directors unless the articles of incorporation or by-laws provide otherwise.

                  The Present By-Laws provide that one-third of the total number of directors constitutes a quorum for the transaction of business and that, unless otherwise provided by law, the certificate of incorporation, the by-laws or any contract or agreement to which CTB International is a party, the act of a majority of the directors present at any meeting at which there is quorum is the act of the Board of Directors. The New By-Laws contain the same provisions except that a majority of the whole Board of Directors is necessary to constitute a quorum for the transaction of any business, except the filling of vacancies.

                  Limitation on Directors' Liability. Section 102(b)(7) of the DGCL allows a corporation, through its certificate of incorporation, to limit or eliminate the personal liability of directors to the corporation and its shareholders for damages for breach of fiduciary duty. However, this provision excludes any limitation on liability for (i) any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock or (iv) any transaction from which the director derives an improper personal benefit.

                  Section 23-1-35-1 of the IBCL provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with Section 23-1-35-1 and the breach or failure to perform constitutes willful misconduct or recklessness. Subject to this standard, a director who votes or assents to distributions in violation of Section 23-1-28-3 of the IBCL or the articles of incorporation is personally liable to the corporation for the amount of the illegal distribution and is entitled to contribution from the other directors who voted for or assented to such distribution and the shareholders who received the distribution.

                  The Present Charter contains a provision limiting director liability as permitted by Section 102(b) of the DGCL. The New Articles contain a provision which outlines the necessary factors for compliance with Section 23-1-35-1 of the IBCL.

                  Indemnification of Directors and Officers. Section 145 of the DGCL provides that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than certain actions by or in right of the corporation) because he or she is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; or in a criminal proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the board of directors) in defending a civil, criminal or administrative proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation. To indemnify a party, the corporation must determine that the party met the applicable standards of conduct.

                  Section 23-1-37-8 and Section 23-1-37-13 of the IBCL provide that a corporation may indemnify any individual made a party to a proceeding (including a proceeding by or in the right of the corporation) because the individual is or was a director, officer, employee or agent of the corporation against liability incurred in the proceeding if the individual acted in good faith and reasonably believed (i) in the case of conduct in the individual's official capacity with the corporation, that the individual's conduct was in the corporation's best interests and (ii) in all other cases, that the individual's conduct was at least not opposed to the corporation's best interests. In the case of any criminal proceeding, the individual must have had either reasonable cause to believe the conduct was lawful or no reasonable cause to believe that it was unlawful. In addition, Section 23-1-37-9 and Section 23-1-37-13 provide that a corporation, unless limited by its articles of incorporation, must indemnity a director or officer who was wholly successful in the defense of any proceeding to which the director or officer was a party because the director or officer is or was a director or officer of the corporation against reasonable expenses incurred by the director or officer in connection with the proceeding.

                  The provisions concerning indemnification in the New Articles are substantially identical to the IBCL provisions and are nonexclusive. The Present Charter provides for mandatory indemnification to the fullest extent permitted by Delaware law. The New Articles provide that the Board of Directors may approve indemnification to the fullest extent permitted by applicable law in effect at such time.

                  Loans to Directors. Section 143 of the DGCL allows a corporation to lend money to, or guarantee an obligation of, an officer or employee, including one who acts as a director, if the assistance is reasonably expected to benefit the corporation.
Such assistance may be provided without shareholder approval.

                  Pursuant to Section 23-1-35-3 of the IBCL, a corporation may not lend money to, or guarantee the obligation of, a director of the corporation unless (i) the loan or guarantee is approved by a majority of the disinterested shares, or (ii) the board of directors determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan authorizing loans and guarantees.

                  Dividends. Subject to any restrictions in a corporation's certificate of incorporation, Section 170 of the DGCL allows the board of directors of a Delaware corporation to declare and pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

                  Section 23-1-28-1 of the IBCL allows a board of directors to make distributions to shareholders, unless otherwise provided in the articles of incorporation. However, pursuant to Section 23-1-28-3 of the IBCL, no distribution may be made if, after giving effect to the distribution (i) the corporation would be unable to pay its debts as they become due in the ordinary course of business or (ii) the corporation's assets would be less than the sum of its liabilities plus, except as otherwise specifically allowed by the articles of incorporation, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the rights of preferential shareholders whose rights are superior to those receiving the distribution.

                  Action by Shareholders through Written Consent. Under Section 228(a) of the DGCL, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the shareholders may be taken in the absence of a meeting, without prior written notice and without a vote. Such action may be taken by the written consent of shareholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted.

                  Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a written consent thereto is signed by all the shareholders entitled to vote on the action.

                  The New Articles contain a provision permitting shareholder action by unanimous written consent.

                  Special Meetings of Shareholders. Under Section 211(d) of the DGCL, special meetings of shareholders may be called by the board of directors and by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or by-laws.

                  Section 23-1-29-2 of the IBCL provides that a corporation with more than 50 shareholders must hold a special meeting of shareholders on demand of its board of directors or the person or persons specifically authorized to do so by the articles of incorporation or by-laws.

                  Under the Present By-Laws, special meetings of the shareholders may be called by the President for any purpose and shall be called by the President or Secretary if directed by the Board of Directors or requested in writing by the holders of no less than 25% of the capital stock of CTB International, which shareholder requests state the purpose of the proposed meeting. The New By-Laws provide that special meetings of the shareholder may be called by the Board of Directors, Chairman of the Board or President of CTB International and shall be called by the Board of Directors if the Secretary receives written, dated and signed demands for a special meeting, describing the purpose of the meeting, from holders of at least 25% of all shares entitled to vote on the issue to be considered at the proposed special meeting.

                  Cumulative Voting. Both Section 214 of the DGCL and Section 23-1-30-9 of the IBCL allow a corporation to provide for cumulative voting in the certificate of incorporation or the articles of incorporation.

                  Neither the Present Charter nor the New Articles provide for cumulative voting.

                  Necessary Vote to Effect Merger (Not Involving Interested Shareholder). The DGCL requires a majority vote of the shares entitled to vote in order to effectuate a merger between two Delaware corporations (Section 251(c)) or between a Delaware corporation and a corporation organized under the laws of another state (a "foreign corporation") (Section 252(c)). However, unless required by the certificate of incorporation, Sections 251(f) and 252(e) do not require a vote of the shareholders of a constituent corporation surviving the merger if (i) the merger agreement does not amend that corporation's certificate of incorporation, (ii) each share of that corporation's stock outstanding before the effective date of the merger is identical to an outstanding or treasury share of the surviving corporation after the merger and
(iii) in the event the merger plan provides for the issuance of common stock or securities convertible into common stock by the surviving corporation, the common stock issued and the common stock issuable upon conversion of the issued securities do not exceed 20% of the shares outstanding immediately before the effective date of the merger.

                  Section 23-1-40-3 of the IBCL requires a majority vote of the shares entitled to vote in order to effectuate a merger or share exchange. However, the vote of the shareholders of the surviving corporation on a plan of merger is not required if (i) the articles of incorporation of the surviving corporation will not differ from its articles before the merger, (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same proportionate number of shares relative to the number of shares held by all such shareholders (except for shares of the surviving corporation received solely as a result of the shareholder's proportionate shareholdings in the other corporations party to the merger), with identical designations, preferences, limitations and relative rights, immediately after the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

                  Business  Combinations   Involving  Interested   Shareholders.
Section 203 of the DGCL provides that, with certain exceptions, a Delaware corporation may not engage in any of a broad range of business combinations, such as mergers, consolidations and sales of assets, with an "interested shareholder" for a period of three years from the date that such person became an interested shareholder unless (i) the transaction that results in the person's becoming an interested shareholder or the business combination is approved by the board of directors of the corporation before the person becomes an interested shareholder, (ii) upon consummation of the transaction which results in the shareholder becoming an interested shareholder, the interested shareholder owns 85% or more of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and shares owned by certain employee stock plans or
(iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation's board of directors and by holders of at least two-thirds of the corporation's outstanding voting stock, excluding shares owned by the interested shareholder, at a meeting of shareholders. Under Section 203, an "interested shareholder" is defined as any person, other than the corporation and any direct or indirect majority-owned subsidiary, that is (i) the owner of 15% or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder.
Section 203 does not apply to a corporation that so provides in an amendment to its certificate of incorporation or by-laws passed by a majority of its outstanding shares at any time. Such shareholder action does not become effective for 12 months following its adoption and would not apply to persons who were already interested shareholders at the time of the amendment.

                  Sections 23-1-43-1 to 23-1-43-23 of the IBCL restrict the ability of a "resident domestic corporation" to engage in any business combination with an "interested shareholder" for five years after the interested shareholder's date of acquiring shares unless the business combination or the purchase of shares by the interested shareholder on the interested shareholder's share acquisition date is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested shareholder may effect a combination after the five-year period only if such shareholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria. For purposes of the above provisions, "resident domestic corporation" means an Indiana corporation that has 100 or more shareholders. "Interested shareholder" means any person, other than the resident domestic corporation or its subsidiaries, who is (i) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or (ii) an affiliate or associate of the resident domestic corporation and at any time within the five-year period immediately before the date in question was the beneficial owner of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation. The above provisions do not apply to corporations that so elect in its original articles of incorporation or in an amendment to its articles of incorporation approved by a majority of the disinterested shares. Such an amendment, however, would not become effective for 18 months after its passage and would apply only to stock acquisitions occurring after its effective date.

                  The Present Charter does not exclude CTB International from restrictions imposed under Section 203 of the DGCL. The New Articles elect not to be governed by Section 23-1-43 of the IBCL and contain provisions restricting business combinations with interested shareholders similar to those contained in
Section 203 of the DGCL.

                  For the purposes of the provisions of the New Articles, the term "interested shareholder" does not include (i) American Securities Partners GP (Management) Corp. , ASP/CTB G.P. Corp. or any of their respective affiliates or (ii) any member of the Caryl M. Chocola family.

                  Control Share Acquisitions. Pursuant to Sections 23-1-42-1 to 23-1-42-11 of the IBCL (the "Control Share Acquisition Provisions"), an acquiring person who makes a "control share acquisition" in an "issuing public corporation" may not exercise voting rights on any "control shares" unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special meeting of such shareholders held upon the request and at the expense of the acquiring person. Unless otherwise provided in a corporation's articles of incorporation or by-laws before a control share acquisition has occurred, in the event that control shares acquired in a control share acquisition are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all voting power, all shareholders of the issuing corporation have dissenters' rights to receive the fair value of their shares. Under the IBCL, "control shares" means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect of which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or
(iii) a majority or more. "Control share acquisition" means, subject to certain exceptions, the acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. Shares acquired within 90 days or pursuant to a plan to make a control share acquisition are considered to have been acquired in the same acquisition. "Issuing public corporation" means a corporation which is organized in Indiana, has 100 or more shareholders, has its principal place of business, its principal office or substantial assets within Indiana and has either (i) more than 10% of its shareholders resident in Indiana, (ii) more than 10% of its shares owned by Indiana residents or (iii) 10,000 shareholders resident in Indiana. The above provisions do not apply if, before a control share acquisition is made, the corporation=s articles of incorporation or by-laws (including board adopted by-laws) provide that they do not apply.

               There is no corresponding provision under the DGCL.

                  The New Articles will exclude CTB International following the Reincorporation from the restrictions imposed by the Control Share Acquisition Provisions of the IBCL.

                  Constituent Interests. Section 23-1-35-1 of the IBCL (the AConstituent Interests Provision@) provides that the board of directors, in discharging its duties, may consider, in its discretion, both the long-term and short-term best interests of the corporation, taking into account, and weighing as the directors deem appropriate, the effects of an action on the corporation's shareholders, employees, suppliers and customers and the communities in which offices or other facilities of the corporation are located and any other factors the directors consider pertinent. Section 23-1-35-1 specifically provides that certain judicial decisions in Delaware and other jurisdictions, which might be looked upon for guidance in interpreting Indiana law, including decisions that propose a higher or different degree of scrutiny in response to a proposed acquisition of the corporation, are inconsistent with the proper application of that section.

                There is no corresponding provision in the DGCL.

                  Procedures to Regulate Changes in Control. Section 23-1-22-4 of the IBCL provides that, in addition to any other provision authorized by any other section of the IBCL or contained in the articles of incorporation or the by-laws, a corporation may establish one or more procedures to regulate transactions that would, when consummated, result in a change of "control" of the corporation. Such a procedure may be established in the original articles of incorporation or by-laws, by an amendment to the articles of incorporation or, notwithstanding the fact that a vote of the shareholders would otherwise be required by any other provision of the IBCL or the articles of incorporation, by an amendment to the by-laws. For the purposes of Section 23-1-22-4, "control" means, for any corporation that has 100 or more shareholders, the beneficial ownership, or the direct or indirect power to direct the voting, of not less than 10% of the voting shares of a corporation=s outstanding voting shares.

               There is no corresponding provision under the DGCL.

                  Appraisal Rights; Dissenters= Rights. Both Section 262 of the DGCL and Section 23-1-44-8 of the IBCL provide that shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair value of their shares. Under Section 262 of the DGCL, unless a corporation=s certificate of incorporation provides otherwise, dissenters do not have the rights of appraisal with respect to (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 shareholders, if the shareholders receive (a) shares in the surviving corporation, (b) shares of another corporation that are publicly listed or held by more than 2,000 shareholders, (c) cash in lieu of fractional shares described in (a) and (b) of this paragraph or (d) any combination of the above, or (ii) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger. Under Section 23-1-44-8 of the IBCL, dissenters do not have rights of appraisal (i) with respect to shares of any class or series of stock registered on a national securities exchange or traded on the National Association of Securities Dealers, Inc. Automated Quotation System Over-the-Counter Markets-National Market Issues or a similar market or (ii) unless the articles of incorporation, by-laws or resolution of the board of directors provide that non-voting shares are entitled to dissent, if they were not entitled to vote on the corporate reorganization.

                  Redeemable Shares. Section 151(b) of the DGCL provides that the certificate of incorporation or a resolution of the board of directors providing for the issuance of a class of stock may make such class of stock subject to redemption at the option of the corporation or the shareholders, or upon the happening of a specified event, as long as immediately following any such redemption the corporation has at least one share of at least one series of stock with full voting powers.

                  Section 23-1-25-1 of the IBCL provides that the articles of incorporation of a corporation may authorize one or more classes of shares that are redeemable or convertible as specified in the articles of incorporation at the option of the corporation, the shareholder or another person or upon the occurrence of a designated event.

                  Rights, Warrants or Options. Under Section 157 of the DGCL, rights or options to purchase shares of any class of stock may be authorized by a corporation=s board of directors subject to the provisions of the certificate of incorporation. The terms of such rights or options must be fixed and stated in the certificate of incorporation or in a resolution or resolutions adopted by the board of directors.

                  Under Section 23-1-26-5 of the IBCL, a corporation, acting through its board of directors, may create or issue rights, options or warrants for the purchase of shares or other securities of the corporation or any successor in interest of the corporation. The board of directors shall determine the terms upon which the rights, options or warrants are issued, their form and content and the consideration for which the shares or other securities are to be issued.

                  Preemptive  Rights.  Under  Section  102(b)(3) of the DGCL and
Section 23-1-27-1 of the IBCL, absent an express provision in a corporation=s certificate of incorporation or articles of incorporation, a shareholder does not, by operation of law, possess preemptive rights to subscribe to an additional issue of stock. Neither the Present Charter nor the New Articles provide for preemptive rights.

                  Amendment of Certificate or Articles of Incorporation and By-Laws. Section 242 of the DGCL and Sections 23-1-38-3 and 23-1-38-4 of the IBCL permit a corporation to amend its certificate of incorporation or articles of incorporation in any respect, provided the amendment contains only provisions that would be lawful in an original certificate of incorporation or articles of incorporation filed at the time of amendment. To amend a certificate of incorporation or the articles of incorporation, the board must adopt a resolution presenting the proposed amendment. In addition, under the DGCL, a majority of the shares entitled to vote, as well as a majority of shares of each class entitled to vote, must approve the amendment to make it effective. Under the IBCL, an amendment to the articles of incorporation of an Indiana corporation generally may be adopted if the votes cast favoring the amendment exceed the votes cast opposing the amendment, except that any amendment that would create dissenters= rights must be approved by a majority of the votes entitled to be cast. Under the DGCL and the IBCL, when the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, the affected series may vote as a class. Under Section 242(b)(2) of the DGCL, the right to vote as a class may be limited in certain circumstances. Any provision in the certificate of incorporation which requires a greater vote than required by law cannot be amended or repealed except by such greater vote. Section 242(c) of the DGCL provides that, in its resolution proposing an amendment, the board may insert a provision allowing the board to abandon the amendment, without concurrence by shareholders, after the amendment has received shareholder approval but before its filing with the Secretary of State.

                  The majority vote of the holders of the outstanding Common Stock of CTB International is required to amend the provisions of the Present Charter relating to the number of authorized shares of any class of stock.

                  Section 109 of the DGCL provides that the power to amend the by-laws rests with the shareholders entitled to vote, although the certificate of incorporation may confer the power to amend the by-laws upon the board of directors. Section 109 further provides that the fact that the certificate of incorporation confers such power upon the board of directors neither limits nor divests the shareholders of the power to amend the by-laws. Section 23-1-39-1 of the IBCL, on the other hand, provides that, unless the articles of incorporation provide otherwise, only the board of directors of a corporation may amend the by-laws.

                  The Present Articles provide that the Board of Directors, acting by majority vote, may amend the by-laws of the corporation. The New By-Laws contain a similar provision requiring the affirmative vote of a majority of the entire number of directors at the time of amendment, unless otherwise provided by the Articles of Incorporation or the IBCL.

                  Inspection of Books and Records. Section 220 of the DGCL entitles any shareholder of record of a corporation, in person or by an agent, upon written demand under oath stating the purpose thereof, to inspect during usual business hours, for any proper purpose, the corporation=s stock ledger, a list of its shareholders and its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person=s interest as a shareholder.

                  Section 23-1-52-2 of the IBCL entitles any shareholder of a corporation to inspect and copy, during regular business hours, certain enumerated corporate records if the shareholder gives the corporation at least five days= advance written notice. Certain records may be inspected only if: (i) the shareholder=s demand is made in good faith and for a proper purpose, (ii) the shareholder describes with reasonable particularity the shareholder=s purpose and (iii) the records to be inspected are directly connected with the shareholder=s purpose.

                  Advance Notice Provisions. The Present By-Laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors. The Present By-Laws provide that only persons who are nominated by, or at the direction of, the Board of Directors, by any nominating committee appointed by the Board of Directors or by a shareholder who has given timely written notice to the Secretary of CTB International prior to the meeting at which directors are to be elected, will be eligible for election as directors of CTB International. Under the Present By-Laws, for notice of shareholder nominations to be made at a meeting to be timely, such notice must be received by CTB International not less than 60 days nor more than 90 days prior to the meeting, or in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

                  The New By-Laws contain a similar advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of shareholders of CTB International. Under the New By-Laws, the shareholders shall conduct only such business as has been properly brought before the annual meeting. To be properly brought before the annual meeting, business must be specified in the notice of the meeting given by or at the direction of the board of directors, otherwise brought before the meeting by or at the direction of the board or properly brought before a meeting by a shareholder of record who is entitled to vote at the meeting and who has given timely written notice to the Secretary of CTB International at the principal executive offices. The New By-Laws also provide that nominations of persons for election as directors may be made by the Board of Directors or by any shareholder of record who is entitled to vote in the election and who gives timely written notice of such shareholder's intent to make a nomination. In either case, to be timely, a shareholder's written notice must be delivered not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, or in the event that less than 70 days= notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

                  Under both the Present By-Laws and the New By-Laws, a shareholder's advance notice must also contain certain additional information specified in the by-laws.

Certain United States Federal Income Tax Consequences

         The following general discussion summarizes the material U.S. federal income tax consequences of the Merger applicable to stockholders of CTB International who hold their stock as a capital asset. However, it is not a complete description of all the tax consequences of the Merger. In addition, no assurance can be given that the Internal Revenue Service will agree with the analysis described below. The summary may not apply to stockholders in special situations, such as dealers or traders in securities, financial institutions, tax-exempt organizations, insurance companies, persons holding stock of CTB International as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, non-U.S. persons, persons whose functional currency is not the U.S. dollar and stockholders of CTB International who acquired their stock pursuant to the exercise of employee stock options or otherwise as compensation. In addition, no information is provided herein with respect to the tax consequences of the Merger under state, local or foreign laws. Consequently, each stockholder of CTB International is advised to consult a tax advisor as to the specific tax consequences of the Merger to such stockholder.

         CTB International believes that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the ACode@), and that CTB International and CTB Indiana will each be a party to the reorganization under Section 368(b) of the Code. In such case, (i) no gain or loss will be recognized by CTB International or CTB Indiana as a result of the Merger; (ii) no gain or loss will be recognized by the stockholders of CTB International upon the conversion of their shares in CTB International into CTB Indiana Shares; (iii) the aggregate tax basis of such a stockholder=s Indiana Shares will be the same as the aggregate tax basis of the shares of CTB International deemed exchanged therefor; and (iv) the holding period of such a stockholder=s Indiana Shares will include the holding period of the shares of CTB International deemed exchanged therefor.




                           INCORPORATION BY REFERENCE

                  CTB International=s annual report for the fiscal year ended December 31, 1998 on Form 10-K, quarterly reports for the quarters ended March 31, June 30, and September 30, 1999 and periodic reports on Form 8-K dated February 10, 1999 and September 21, 1999 are incorporated by reference herein. Copies of these reports are available, without charge, upon written request to Don J. Steinhilber, Vice President and Chief Financial Officer, CTB International Corp., P.O. Box 2000, Milford, Indiana 46542-2000, U.S.A.

                     PLAN AND AGREEMENT OF MERGER


         THIS PLAN AND AGREEMENT OF MERGER ("Merger Agreement") dated as of September 21, 1999, is made by and between CTB INTERNATIONAL CORP., a Delaware corporation ("CTB Delaware"), and CTB INDIANA CORP., an Indiana corporation ("CTB Indiana"). CTB Delaware and CTB Indiana are hereinafter sometimes collectively referred to as the "Constituent Corporations."

         WHEREAS, the outstanding authorized capital stock of CTB Indiana consists of one (1) share of common stock, par value $0.01 per share, which is owned by CTB Delaware.

         WHEREAS, CTB Delaware, as the sole shareholder of CTB Indiana, desires to effect a merger of CTB Delaware with and into CTB Indiana pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the Indiana Business Corporation Law (the "IBCL").

         WHEREAS, the respective Boards of Directors of CTB Delaware and CTB Indiana have determined that it is advisable and in the best interests of each of such corporations that CTB Delaware be merged with and into CTB Indiana upon the terms and subject to the conditions herein provided.

         WHEREAS, the Board of Directors of CTB Indiana and CTB Delaware, as the sole shareholder of CTB Indiana, have approved this Merger Agreement by unanimous written consents and directed that it be executed by the undersigned officers.

         WHEREAS, the Board of Directors of CTB Delaware has approved this Merger Agreement by unanimous written consent and directed that it be executed by the undersigned officers and that it be submitted to a vote of the shareholders of CTB Delaware at a special meeting or by written consent.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties agree that CTB Delaware shall be merged with and into CTB Indiana and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of the Constituent Corporations and certain other provisions relating thereto shall be as follows:

                                    ARTICLE I

                                   THE MERGER

         1.01 Surviving Corporation. Subject to the terms and provisions of this Agreement, and in accordance with the DGCL and the IBCL, at the Effective Time (as defined in Section 1.08 hereof) CTB Delaware shall be merged with and into CTB Indiana (the "Merger"). CTB Indiana shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") of the Merger and shall continue its corporate existence under the laws of the State of Indiana. At the Effective Time, the separate corporate existence of CTB Delaware shall cease.

         1.02     Name  of  the  Surviving  Corporation.  As  of  the  Effective
Time,  the   name  of  the  Surviving   Corporation  will  be  changed  to  "CTB
International Corp."

         1.03 Effect of the Merger. At the Effective Time, the Merger shall have the effects provided for herein and in Section 259 of the DGCL and Section 23-1-40-6 of the IBCL.

         1.04 Articles of Incorporation. As of the Effective Time, the Articles of Incorporation of CTB Indiana, as in effect immediately prior to the Effective Time, shall be amended and restated in their entirety by the Restated Articles of Incorporation attached hereto as Annex 1, which Restated Articles of Incorporation will become, at the Effective Time, the Articles of Incorporation of the Surviving Corporation until thereafter duly altered, amended or repealed in accordance with the provisions thereof and applicable law.

         1.05 By-Laws. As of the Effective Time, the By-Laws of CTB Indiana, as in effect immediately prior to the Effective Time, shall be amended and restated in their entirety by the By-Laws attached hereto as Annex 2, which By-Laws will become, at the Effective Time, the By-Laws of the Surviving Corporation until thereafter duly altered, amended or repealed in accordance with the provisions thereof, the Articles of Incorporation of the Surviving Corporation and applicable law.

         1.06 Directors of the Surviving Corporation. At the Effective Time, each person who is a director of CTB Delaware immediately prior to the Effective Time shall become a director of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation until the next annual meeting of shareholders of the Surviving Corporation and until his or her successor is duly elected and qualified in the manner provided in the By-Laws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law or until his or her earlier death, resignation or removal in the manner provided in the By-Laws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law.

         1.07 Officers of the Surviving Corporation. At the Effective Time, each person who is an officer of CTB Delaware immediately prior to the Effective Time shall become an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation, in accordance with the By-Laws thereof, as he or she held in CTB Delaware immediately prior to the Effective Time.

         1.08 Effective Time. The Merger shall become effective in accordance with the provisions of Section 23-1-40-5 of the IBCL and Section 252 of the DGCL, upon the later to occur of (a) completion of the filing of articles of merger with the Secretary of State of Indiana, and (b) the filing of a certificate of merger with the Secretary of State of Delaware; provided, however, that such articles of merger and certificate of merger shall not be filed prior to the date which is 20 calendar days after the date on which an Information Statement of CTB Delaware prepared in accordance with the rules of the Securities Exchange Act of 1934, as amended, is mailed to CTB Delaware's shareholders of record on the record date determined by the board of directors of CTB Delaware. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

         1.09 Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of CTB Delaware acquired or to be acquired by reason or as a result of the Merger, or (b) otherwise to carry out the purpose of this Merger Agreement, CTB Delaware and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement, and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of CTB Delaware to take any and all such action.


                                   ARTICLE II

                  MANNER, BASIS AND EFFECT OF CONVERTING SHARES

         2.01     Conversion of Shares.  At the Effective Time:

         (a) Each share of Common Stock of CTB Delaware, par value $0.01 per share ("Delaware Common Stock"), issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of Common Stock of CTB Indiana, par value $0.01 per share ("Indiana Common Stock") by virtue of the Merger and without any action on the part of the holder thereof.

         (b) Each share of Delaware Common Stock held in the treasury of CTB Delaware immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of Indiana Common Stock by virtue of the Merger and without any action on the part of CTB Delaware and shall be held in the treasury of the Surviving Corporation;

         (c) Each share of 6% Series A Preferred Stock of CTB Delaware, par value $0.01 per share ("Delaware Preferred Stock"), issued and outstanding immediately prior to the Effective Time, if any, shall be converted into one fully paid and nonassessable share of 6% Series A Preferred Stock of CTB Indiana, par value $0.01 per share ("Indiana Preferred Stock") by virtue of the Merger and without any action on the part of the holder thereof.

         (d) Each share of Indiana Common Stock, issued and outstanding immediately prior to the Effective Time shall be redeemed, canceled and retired and shall cease to exist by virtue of the Merger and without any action on the part of the holder thereof.

         2.02 Effect of Conversion. At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding shares of Delaware Common Stock or Delaware Preferred Stock ("Delaware Certificate") shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of Indiana Common Stock or Indiana Preferred Stock, as the case may be, into which the shares of Delaware Common Stock or Delaware Preferred Stock represented by such certificate immediately prior to the Effective Time have been converted pursuant to Section 2.01 hereof. The registered owner of any Delaware Certificate outstanding immediately prior to the Effective Time, as such owner appears in the books and records of CTB Delaware or its transfer agent immediately prior to the Effective Time, shall, until such certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the shares of Indiana Common Stock or Indiana Preferred Stock, as the case may be, into which the shares represented by any such certificate have been converted pursuant to Section 2.01 hereof.

         2.03 Exchange of Certificate. Each holder of a Delaware Certificate shall, upon the surrender of such certificate to the Surviving Corporation or its transfer agent for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation or its transfer agent a certificate representing the number of shares of Indiana Common Stock or Indiana Preferred Stock, as the case may be, into which the shares of Delaware Common Stock or Delaware Preferred Stock represented by such certificate have been converted pursuant to Section 2.01 hereof.

         2.04 Stock Options and Stock Option and Incentive Plans. By virtue of the Merger and without any action on the part of the holder, each right or option to purchase shares of Delaware Common Stock granted under CTB Delaware's 1999 Stock Incentive Plan, stock option agreements between CTB Delaware and that certain members of it's management or otherwise as to which CTB Delaware or any of its affiliates has assumed or incurred obligations (hereinafter collectively referred to as the "Options") which is outstanding immediately prior to the Effective Time shall be converted into and become a right or option to purchase the same number of shares of Indiana Common Stock at the same option price per share and upon the same terms and subject to the same conditions as are in effect at the Effective Time. The Surviving Corporation shall reserve for purposes of the Options a number of shares of Indiana Common Stock, equal to the number of shares of Delaware Common Stock reserved by CTB Delaware for issuance under the Options as of the Effective Time. As of the Effective Time, CTB Indiana hereby assumes the Options and all obligations of CTB Delaware under the Options.

                                   ARTICLE III

                 APPROVAL; AMENDMENT; ABANDONMENT; MISCELLANEOUS

         3.01 Approval. This Merger Agreement shall be submitted for approval by the shareholders of CTB Delaware at a special meeting of shareholders or by written consent.

         3.02 Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the Constituent Corporations at any time prior to the Effective Time, except that after the approval contemplated by Section 3.01 hereof, there shall be no amendments that would (a) alter or change the amount or kind of shares to be received by shareholders in the Merger, (b) alter or change any term of the Restated Articles of Incorporation or By-Laws of the Surviving Corporation that are to take effect as of the Effective Time pursuant to Sections 1.04 and 1.05 hereof, or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class of stock of either of the Constituent Corporations.

         3.03 Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of CTB Indiana or CTB Delaware, or both, notwithstanding approval of this Merger Agreement by the sole shareholder of CTB Indiana and the shareholders of CTB Delaware.

         3.04 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and the same agreement.

         3.05 Statutory Agent in Indiana. The name and address of the statutory agent of the Surviving Corporation in Indiana upon whom any process, notice or demand against CTB Delaware or the Surviving Corporation may be served are:

                             CTB International Corp.
                             P.O. Box 2000
                             State Road 15 North
                             Milford, Indiana 46542-2000
                             Attention: Corporate Secretary

         3.06 Designated Agent in Delaware. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of CTB Delaware, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and the Surviving Corporation irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any such suit or other proceedings. A copy of such process is requested to be mailed by the Delaware Secretary of State to:

                             CTB International Corp.
                             P.O. Box 2000
                             State Road 15 North
                             Milford, Indiana 46542-2000
                             Attention: Corporate Secretary

         IN WITNESS WHEREOF, CTB Delaware and CTB Indiana have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.



                                         CTB INDIANA CORP.
                                         (an Indiana corporation)


                                         By:  /s/  Victor A. Mancinelli
                                             -----------------------------------
                                             Victor A. Mancinelli, President and
                                               Chief Executive Officer
ATTEST:


By:  /s/  Michael J. Kissane
     ------------------------------
     Michael J. Kissane, Secretary



                                         CTB INTERNATIONAL CORP.
                                         (a Delaware corporation)


                                         By: /s/  Victor A. Mancinelli
                                             -----------------------------------
                                             Victor A. Mancinelli, President and
                                               Chief Executive Officer

ATTEST:


By: /s/  Michael J. Kissane
    ------------------------------
    Michael J. Kissane, Secretary

                                                                   Annex 1


                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                             CTB INTERNATIONAL CORP.
                      (FORMERLY KNOWN AS CTB INDIANA CORP.)


                  CTB Indiana Corp., an Indiana corporation (the "Corporation"), and the survivor of a merger with CTB International Corp., a Delaware corporation, effected pursuant to a Plan and Agreement of Merger dated September 21, 1999, desiring to amend and restate its Articles of Incorporation pursuant to the Indiana Business Corporation Law (the "Corporation Law") and to change its name, submits the following Restated Articles of Incorporation:


                                    ARTICLE I
                                      Name

                  The name of the Corporation is CTB International Corp.


                                   ARTICLE II
                               Purpose and Powers

                  Section 2.1. Purpose of the Corporation. The purpose for which the Corporation is formed is to engage in the transaction of any or all lawful business for which corporations may now or hereafter be incorporated under the Corporation Law.

                  Section 2.2. Powers of the Corporation. The Corporation shall have (a) all powers now or hereafter authorized by or vested in corporations pursuant to the provisions of the Corporation Law, (b) all powers now or hereafter vested in corporations by common law or any other statute or act and
(c) all powers authorized by or vested in the Corporation by the provisions of these Restated Articles of Incorporation or by the provisions of its By-Laws as from time to time in effect.


                                   ARTICLE III
                                Term of Existence

                  The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV
                           Registered Office and Agent

                  The street address of the Corporation's registered office at the time of adoption of these Restated Articles of Incorporation is State Road 15 North, Milford, Indiana 46542-2000, and the name of its Resident Agent at such office at the time of adoption of these Restated Articles of Incorporation is Michael J.
Kissane.

                                    ARTICLE V
                                Authorized Shares

                  Section 5.1. Authorized Classes and Number of Shares. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 44,000,000 shares, of which 40,000,000 shares shall be common stock, par value $0.01 per share ("Common Stock"), and 4,000,000 shares shall be preferred stock, par value $0.01 per share ("Preferred Stock").

                  Section 5.2. General Terms of All Shares. The Corporation shall have the power to acquire (by purchase, redemption or otherwise), hold, own, pledge, sell, transfer, assign, reissue, cancel or otherwise dispose of the shares of the Corporation in the manner and to the extent now or hereafter permitted by the laws of the State of Indiana (but such power shall not imply an obligation on the part of the owner or holder of any share to sell or otherwise transfer such share to the Corporation), including the power to purchase, redeem or otherwise acquire the Corporation's own shares, directly or indirectly, and without pro rata treatment of the owners or holders of any class or series of shares, unless, after giving effect thereto, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation's total assets would be less than its total liabilities (calculated without regard to any amounts that would be needed, if the Corporation were to be dissolved at the time of the purchase, redemption or other acquisition, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those of the holders of the shares of the Corporation being purchased, redeemed or otherwise acquired, unless otherwise expressly provided with respect to a series of Preferred Stock in the provisions of these Restated Articles of Incorporation describing the terms of such series). Shares of the Corporation purchased, redeemed or otherwise acquired by it shall constitute authorized but unissued shares, unless prior to any such purchase, redemption or other acquisition, or within thirty (30) days thereafter, the Board of Directors adopts a resolution providing that such shares constitute authorized and issued but not outstanding shares.

                  The Board of Directors of the Corporation may dispose of, issue and sell shares in accordance with, and in such amounts as may be permitted by, the laws of the State of Indiana and the provisions of these Restated Articles of Incorporation and for such consideration, at such price or prices, at such time or times and upon such terms and conditions (including the privilege of selectively repurchasing the same) as the Board of Directors of the Corporation shall determine, without the authorization or approval by any shareholders of the Corporation. Shares may be disposed of, issued and sold to such persons, firms or entities as the Board of Directors may determine, without any preemptive or other right on the part of the owners or holders of other shares of the Corporation of any class or kind to acquire such shares by reason of their ownership of such other shares.

                  When the Corporation receives the consideration specified in a subscription agreement entered into before incorporation, or for which the Board of Directors authorized the issuance of shares, as the case may be, the shares issued therefor shall be fully paid and nonassessable.

                  The Corporation shall have the power to declare and pay dividends or other distributions upon the issued and outstanding shares of the Corporation, subject to the limitation that a dividend or other distribution may not be made if, after giving it effect, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation's total assets would be less than its total liabilities (calculated without regard to any amounts that would be needed, if the Corporation were to be dissolved at the time of the dividend or other distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those of the holders of shares receiving the dividend or other distribution, unless otherwise expressly provided with respect to a series of Preferred Stock in the provisions of these Restated Articles of Incorporation describing the terms of such series). The Corporation shall have the power to issue shares of one class or series as a share dividend or other distribution in respect of that class or series or one or more other classes or series.

                  Section 5.3.  Voting Rights of Shares.

                  (a) Common Stock. Except as otherwise provided by the Corporation Law and subject to such shareholder disclosure and recognition procedures (which may include voting prohibition sanctions) as the Corporation may by action of its Board of Directors establish, the Common Stock has unlimited voting rights and, when validly issued by the Corporation, each outstanding share of Common Stock shall entitle the record holder thereof to one vote at all shareholders' meetings on all matters submitted to a vote of the shareholders of the Corporation.

                  (b) Preferred Stock. Except as required by the Corporation Law or by the provisions of these Restated Articles of Incorporation describing the terms of the Preferred Stock or a series thereof, the holders of Preferred Stock shall have no voting rights or powers. When validly issued by the Corporation, shares of Preferred Stock shall entitle the record holder thereof to vote as and on such matters, but only as and on such matters, as the holders thereof are entitled to vote under the Corporation Law or under the provisions of these Restated Articles of Incorporation describing the terms of the Preferred Stock or a series thereof (which provisions may provide for special, conditional, limited or unlimited voting rights, including multiple or fractional votes per share, or for no right to vote, except to the extent required by the Corporation
Law) and subject to such shareholder disclosure and recognition procedures (which may include voting prohibition sanctions) as the Corporation may by action of the Board of Directors establish.

                  Section 5.4. Other Terms of Common Stock. The shares of Common Stock shall be equal in every respect insofar as their relationship to the Corporation is concerned, but such equality of rights shall not imply equality of treatment as to redemption or other acquisition of shares by the Corporation. Subject to the rights of the holders of any outstanding Preferred Stock, the holders of Common Stock shall be entitled to share ratably in such dividends or other distributions (other than purchases, redemptions or other acquisitions of shares by the Corporation), if any, as are declared and paid from time to time on the Common Stock at the discretion of the Board of Directors. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, after payment shall have been made to the holders of the Preferred Stock of the full amount to which they shall be entitled under this
Article V, the holders of Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its shareholders.

                  Section 5.5.  Other Terms of Preferred Stock.

                  (a) Preferred Stock may be issued from time to time in one or more series, each such series to have such distinctive designation and such preferences, limitations and relative voting and other rights as shall be set forth in these Restated Articles of Incorporation. Subject to the requirements of the Corporation Law and subject to all other provisions of these Restated Articles of Incorporation, the Board of Directors of the Corporation may create one or more series of Preferred Stock and may determine the preferences, limitations and relative voting and other rights of one or more series of Preferred Stock before the issuance of any shares of that series by the adoption of an amendment to these Restated Articles of Incorporation that specifies the terms of the series of Preferred Stock. All shares of a series of Preferred Stock must have preferences, limitations and relative voting and other rights identical with those of other shares of the same series and, if the description of the series set forth in these Restated Articles of Incorporation so provides, no series of Preferred Stock need have preferences, limitations or relative voting or other rights identical with those of any other series of Preferred Stock.

                  Before issuing any shares of a series of Preferred Stock (in addition to the series authorized at the time of adoption of these Restated Articles of Incorporation), the Board of Directors shall adopt an amendment to these Restated Articles of Incorporation, which shall be effective without any shareholder approval or other action, that sets forth the preferences, limitations and relative voting and other rights of the series, and authority is hereby expressly vested in the Board of Directors by such amendment:

                  (1) To fix the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

                  (2) To fix the voting rights of such series, which may consist of special, conditional, limited or unlimited voting rights, including multiple or fractional votes per share, or no right to vote (except to the extent required by the Corporation Law);

                  (3) To fix the dividend or distribution rights of such series and the manner of calculating the amount and time for payment of dividends or distributions, including, but not limited to:

                           (A)      the dividend rate, if any, of such series;

                           (B) any  limitations,  restrictions  or conditions on
                  the payment of dividends or other distributions, including whether dividends or other distributions shall be noncumulative or cumulative or partially cumulative and, if so, from which date or dates;

                           (C) the  relative  rights  of  priority,  if any,  of
                  payment of dividends or other distributions on shares of that series in relation to Common Stock and shares of any other series of Preferred Stock; and

                           (D) the form of  dividends  or  other  distributions,
                  which may be payable at the option of the Corporation, the shareholder or another person (and in such case to prescribe the terms and conditions of exercising such option), or upon the occurrence of a designated event in cash, indebtedness, stock or other securities or other property, or in any combination thereof, and to make provisions, in the case of dividends or other distributions payable in stock or other securities, for adjustment of the dividend or distribution rate in such events as the Board of Directors shall determine;

                  (4) To fix the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed or converted, which may be

                           (A)    at   the   option   of  the  Corporation,  the
                  shareholder or another person or upon the occurrence of a designated event;

                           (B) for cash, indebtedness, securities or other property or any combination thereof; and

                           (C) in a designated amount or in an amount determined
                  in accordance with a designated formula or by reference to extrinsic data or events;

                  (5) To fix the amount or amounts payable upon the shares of such series in the event of any liquidation, dissolution or winding up of the Corporation and the relative rights of priority, if any, of payment upon shares of such series in relation to shares of Common Stock and shares of any other series of Preferred Stock; and to determine whether or not any such preferential rights upon dissolution need be considered in determining whether or not the Corporation may make dividends, repurchases or other distributions;

                  (6) To determine whether or not the shares of such series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of such series and, if so entitled, the amount of such fund and the manner of its application;

                  (7) To determine whether or not the issue of any additional shares of such series or of any other series in addition to such series shall be subject to restrictions in addition to restrictions, if any, on the issue of additional shares imposed in the provisions of these Restated Articles of Incorporation fixing the terms of any outstanding series of Preferred Stock and, if subject to additional restrictions, the extent of such additional restrictions; and

                  (8) Generally to fix the other preferences or rights, and any qualifications, limitations or restrictions of such preferences or rights, of such series to the full extent permitted by the Corporation Law; provided, however, that no such preferences, rights, qualifications, limitations or restrictions shall be in conflict with these Restated Articles of Incorporation or any amendment hereof.

                  (b) Shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible, have been converted into shares of the Corporation of any other class or series, may be reissued as a part of such series or of any other series of Preferred Stock, subject to such limitations (if any) as may be specified or provided for in the provisions of these Restated Articles of Incorporation describing the terms of any series of Preferred Stock.

                  Section 5.6. Terms of the 6% Series A Preferred Stock. Thirty thousand (30,000) shares of Preferred Stock are hereby designated "6% Series A Preferred Stock." The powers, designations, preferences and relative participating, optional and other special rights, and the qualifications, limitations or restrictions of the 6% Series A Preferred Stock, in addition to those set forth in these Restated Articles of Incorporation that are applicable to shares of Preferred Stock of all series, are as follows:

                  (a) Rank. The 6% Series A Preferred Stock shall, with respect to dividend rights, rights on redemption and rights on liquidation, winding up and dissolution, rank prior to all classes of Common Stock of the Corporation. All of such equity securities of the Corporation to which the 6% Series A Preferred Stock ranks prior are collectively referred to herein as the "Junior Stock."

                  (b)      Dividends.

                  (1) The holders of 6% Series A Preferred Stock shall be entitled to receive in preference to the holders of any of the Junior Stock, out of any funds legally available for the payment of dividends, noncumulative dividends at the rate of $60.00 in cash for each share of 6% Series A Preferred Stock held (determined by multiplying 6% by the Liquidation Preference, as defined in Section 5.6(c)) per fiscal year of the Corporation. The rights to such dividends on the 6% Series A Preferred Stock shall not be cumulative, and no rights shall accrue to holders of 6% Series A Preferred Stock by reason of the fact that dividends on said shares are not declared in any previous dividend period, nor shall any undeclared or unpaid dividends bear or accrue interest.

                  (2) All dividends paid with respect to shares of the 6% Series A Preferred Stock pursuant to Section 5.6(b)(1) shall be paid pro rata to the holders entitled thereto.

                  (3) Holders of shares of the 6% Series A Preferred Stock shall be entitled to receive the dividends provided for in Section 5.6(b)(1) in preference to and in priority over any dividends upon any of the Junior Stock.

                  (4) Each fractional share of 6% Series A Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of 6% Series A Preferred Stock pursuant to Section 5.6(b)(1).

                  (c) Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of 6% Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount equal to $1,000.00 for each share outstanding (the "Liquidation Preference"), plus an amount equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any of the Junior Stock. Except as provided in the preceding sentence, holders of 6% Series A Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of 6% Series A Preferred Stock, then the holders of all such shares shall share ratably in accordance with the respective amounts to which the holders of outstanding shares of 6% Series A Preferred Stock would be entitled if all amounts payable thereon were paid in full.

                  The liquidation payment with respect to each outstanding fractional share of 6% Series A Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of the 6% Series A Preferred Stock.

                  (d)  Redemption.  Upon the  occurrence  of an  Initial  Public
Offering (as defined below) or a Change of Control (as defined below), the 6% Series A Preferred Stock shall be redeemable, at the option of the Corporation, in whole or in part, from time to time at a redemption price of $1,000.00 per share of the 6% Series A Preferred Stock, plus an amount equal to all declared but unpaid dividends thereon to the date fixed for redemption. "Initial Public Offering" shall mean the sale of shares of the Corporation's capital stock to the public pursuant to a registration statement under the Securities Act of 1933, as amended. "Change of Control" shall mean any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) other than American Securities Capital Partners, L.P. ("ASCP"), investment funds managed by ASCP or its affiliates, J. Christopher Chocola or Caryl M. Chocola shall have acquired beneficial ownership or control of over 15% of the voting stock (on a fully diluted basis) of the Corporation.

                  (e)      Procedure for Redemption.

                  (1) In the event that fewer than all the outstanding shares of 6% Series A Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected pro rata based upon the number of outstanding shares of 6% Series A Preferred Stock held by each holder thereof prior to the redemption.

                  (2) In the event the Corporation shall redeem shares of 6% Series A Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to all holders of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the aggregate number of shares of 6% Series A Preferred Stock to the redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

                  (3) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption) said shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of 6% Series A Preferred Stock, and shall not be reissued as shares of 6% Series A Preferred Stock, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In the event fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (f) Voting Rights. The holders of record of shares of 6% Series A Preferred Stock shall not be entitled to any voting rights except as otherwise provided by law.

                                   ARTICLE VI
                                    Directors

                  Section 6.1. Number. The Board of Directors at the time of adoption of these Restated Articles of Incorporation is composed of nine (9) members, which number may be changed from time to time by amendment to the By-Laws, provided that such number shall not be less than one (1) or more than fifteen (15).

                  Section  6.2.   Qualifications.    Directors   need   not   be
shareholders of the Corporation or residents of this or any other state in the United States.

                  Section 6.3. Vacancies. Vacancies occurring in the Board of Directors shall be filled in the manner provided in the By-Laws or, if the By-Laws do not provide for the filling of vacancies, in the manner provided by the Corporation Law. The By-Laws may also provide that in certain circumstances specified therein, vacancies occurring in the Board of Directors may be filled by vote of the shareholders at a special meeting called for that purpose or at the next annual meeting of shareholders.

                  Section 6.4. Liability of Directors. A Director's responsibility to the Corporation shall be limited to discharging his or her duties as a Director, including his or her duties as a member of any committee of the Board of Directors upon which he or she may serve, in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the Director reasonably believes to be in the best interests of the Corporation, all based on the facts then known to the Director.

                  In discharging his or her duties, a Director is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

                  (a) One (1) or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented;

                  (b) Legal counsel, public accountants or other persons as to matters the Director reasonably believes are within such person's professional or expert competence; or

                  (c) A committee of the Board of which the Director is not a member if the Director reasonably believes the Committee merits confidence;

but a Director is not acting in good faith if the Director has knowledge concerning the matter in question that makes reliance otherwise permitted by this Section 6.4 unwarranted.

                  A Director shall not be liable for any action taken as a Director, or any failure to take any action, unless (a) the Director has breached or failed to perform the duties of the Director's office in compliance with this Section 6.4, and (b) the breach or failure to perform constitutes willful misconduct or recklessness.

                  Section 6.5. Factors to be Considered by Board. In determining whether to take or refrain from taking any action with respect to any matter, including making or declining to make any recommendation to shareholders of the Corporation, the Board of Directors may, in its discretion, consider both the short term and long term best interests of the Corporation (including the possibility that these interests may be best served by the continued independence of the Corporation), taking into account, and weighing as the Directors deem appropriate, the social and economic effects thereof on the Corporation's present and future employees, suppliers and customers of the Corporation and its subsidiaries, the communities in which offices or other facilities of the Corporation are located and any other factors the Directors consider pertinent.

                  Section 6.6. Removal of Directors. Notwithstanding any other provisions of the Corporation Law, these Restated Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Restated Articles of Incorporation or the By-Laws of the Corporation), one or more directors of the Corporation may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose, or by a majority vote of the entire Board of Directors. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of this Section 6.6 shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

                  Section 6.7. Election of Directors by Holders of Preferred Stock. The holders of one (1) or more series of Preferred Stock may be entitled to elect all or a specified number of Directors, but only to the extent and subject to limitations as may be set forth in the provisions of these Restated Articles of Incorporation adopted by the Board of Directors pursuant to Section
5.5 hereof describing the terms of the series of Preferred Stock.


                                   ARTICLE VII
                      Provisions for Regulation of Business
                      and Conduct of Affairs of Corporation

                  Section 7.1. Meetings of Shareholders. Meetings of the shareholders of the Corporation shall be held at such time and at such place, either within or without the State of Indiana, as may be stated in or fixed in accordance with the By-Laws of the Corporation and specified in the respective notices or waivers of notice of any such meetings.

                  Section 7.2. Meetings of Directors. Meetings of the Board of Directors of the Corporation shall be held at such place, either within or without the State of Indiana, as may be authorized by the By-Laws and specified in the respective notices or waivers of notice of any such meetings or otherwise specified by the Board of Directors. Unless the By-Laws provide otherwise (a) regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting and (b) the notice for a special meeting need not describe the purpose or purposes of the special meeting.

                  Section 7.3. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or shareholders, or of any committee of such Board, may be taken without a meeting, if the action is taken by all members of the Board or all shareholders entitled to vote on the action, or by all members of such committee, as the case may be. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each Director, or all the shareholders entitled to vote on the action, or by each member of such committee, as the case may be, and, in the case of action by the Board of Directors or a committee thereof, included in the minutes or filed with the corporate records reflecting the action taken or, in the case of action by the shareholders, delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Action taken under this Section
7.3 is effective when the last Director, shareholder or committee member, as the case may be, signs the consent, unless the consent specifies a different prior or subsequent effective date, in which case the action is effective on or as of the specified date. Such consent shall have the same effect as a unanimous vote of all members of the Board, or all shareholders, or all members of the committee, as the case may be, and may be described as such in any document.

                  Section 7.4. By-Laws. The Board of Directors shall have the exclusive power to make, alter, amend or repeal, or to waive provisions of, the By-Laws of the Corporation by the affirmative vote of a majority of the entire number of Directors at the time, except as expressly provided by the Corporation Law. All provisions for the regulation of the business and management of the affairs of the Corporation not stated in these Restated Articles of Incorporation shall be stated in the By-Laws. The Board of Directors may adopt Emergency By-Laws of the Corporation and shall have the exclusive power (except as may otherwise be provided therein) to make, alter, amend or repeal, or to waive provisions of, the Emergency By-Laws by the affirmative vote of a majority of the entire number of Directors at the time.

                  Section 7.5.  Interest of Directors.

                  (a) A conflict of interest transaction is a transaction with the Corporation in which a Director of the Corporation has a direct or indirect interest. A conflict of interest transaction is not voidable by the Corporation solely because of the Director's interest in the transaction if any one (1) of the following is true:

                  (1) The material facts of the transaction and the Director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved or ratified the transaction.

                  (2) The material facts of the transaction and the Director's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved or ratified the transaction.

                  (3) The transaction was fair to the Corporation.

                  (b) For purposes of this Section 7.5, a Director of the Corporation has an indirect interest in a transaction if:

                  (1) Another entity in which the Director has a material financial interest or in which the Director is a general partner is a party to the transaction; or

                  (2) Another entity of which the Director is a director, officer, manager or trustee is a party to the transaction and the transaction is, or is required to be, considered by the Board of Directors of the Corporation.

                  (c) For purposes of Section 7.5(a)(1), a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the Directors on the Board of Directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved or ratified under this section by a single Director. If a majority of the Directors who have no direct or indirect interest in the transaction vote to authorize, approve or ratify the transaction, a quorum shall be deemed present for the purpose of taking action under this Section 7.5. The presence of, or a vote cast by, a Director with a direct or indirect interest in the transaction does not affect the validity of any action taken under Section 7.5(a)(1), if the transaction is otherwise authorized, approved or ratified as provided in such subsection.

                  (d) For purposes of Section 7.5(a)(2), a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast. Shares owned by or voted under the control of a Director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in Section 7.5(b), may be counted in such a vote of shareholders.

                  Section 7.6. Nonliability of Shareholders. Shareholders of the Corporation are not personally liable for the acts or debts of the Corporation, nor is private property of shareholders subject to the payment of corporate debts.

                  Section 7.7.  Indemnification   of  Officers,  Directors,  and
Other Eligible Persons.

                  (a) To the extent not inconsistent with applicable law, every Eligible Person shall be indemnified by the Corporation against all Liability and reasonable Expense that may be incurred by him in connection with or resulting from any Claim, (1) if such Eligible Person is Wholly Successful with respect to the Claim, or (2) if not Wholly Successful, then if such Eligible Person is determined, as provided in either Section 7.7(f) or 7.7(g), to have acted in good faith, in what he reasonably believed to be the best interests of the Corporation or at least not opposed to its best interests and, in addition, with respect to any criminal claim is determined to have had reasonable cause to believe that his conduct was lawful or had no reasonable cause to believe that his conduct was unlawful. The termination of any Claim, by judgment, order, settlement (whether with or without court approval) or conviction or upon a plea of guilty or of nolo contendere, or its equivalent, shall not create a presumption that an Eligible Person did not meet the standards of conduct set forth in clause (2) of this subsection (a). The actions of an Eligible Person with respect to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 shall be deemed to have been taken in what the Eligible Person reasonably believed to be the best interests of the Corporation or at least not opposed to its best interests if the Eligible Person reasonably believed he was acting in conformity with the requirements of such Act or he reasonably believed his actions to be in the interests of the participants in or beneficiaries of the plan.

                  (b) The term "Claim" as used in this Section 7.7 shall include every pending, threatened or completed claim, action, suit or proceeding and all appeals thereof (whether brought by or in the right of this Corporation or any other corporation or otherwise), civil, criminal, administrative or investigative, formal or informal, in which an Eligible Person may become involved, as a party or otherwise:

                  (1) by reason of his being or having been an Eligible Person, or

                  (2) by reason of any action taken or not taken by him in his capacity as an Eligible Person, whether or not he continued in such capacity at the time such Liability or Expense shall have been incurred.

                  (c) The term "Eligible Person" as used in this Section 7.7 shall mean every person (and the estate, heirs and personal representatives of such person) who is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, officer, employee, agent, manager or fiduciary of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other organization or entity, whether for profit or not. An Eligible Person shall also be considered to have been serving an employee benefit plan at the request of the Corporation if his duties to the Corporation also imposed duties on, or otherwise involved services by, him to the plan or to participants in or beneficiaries of the plan.

                  (d)  The  terms  "Liability"  and  "Expense"  as  used in this
Section 7.7 shall include, but shall not be limited to, counsel fees and disbursements and amounts of judgments, fines or penalties against (including excise taxes assessed with respect to an employee benefit plan), and amounts paid in settlement by or on behalf of, an Eligible Person.

                  (e) The term "Wholly Successful" as used in this Section 7.7 shall mean (1) termination of any claim against the Eligible Person in question without any finding of liability or guilt against him, (2) approval by a court, with knowledge of the indemnity herein provided, of a settlement of any Claim, or (3) the expiration of a reasonable period of time after the making or threatened making of any Claim without commencement of an action, suit or proceeding, without any payment or promise made to induce a settlement.

                  (f) Every Eligible Person claiming indemnification hereunder (other than one who has been Wholly Successful with respect to any Claim) shall be entitled to indemnification (1) if special independent legal counsel, which may be regular counsel of the Corporation or other disinterested person or persons, in either case selected by the Board of Directors, whether or not a disinterested quorum exists (such counsel or person or persons being hereinafter called the "Referee"), shall deliver to the Corporation a written finding that such Eligible Person has met the standards of conduct set forth in Section 7.7(a)(2), and (2) if the Board of Directors, acting upon such written finding, so determines. The Board of Directors shall, if an Eligible Person is found to be entitled to indemnification pursuant to the preceding sentence, also determine the reasonableness of the Eligible Person's Expenses. The Eligible Person claiming indemnification shall, if requested, appear before the Referee, answer questions that the Referee deems relevant and shall be given ample opportunity to present to the Referee evidence upon which he relies for indemnification. The Corporation shall, at the request of the Referee, make available facts, opinions or other evidence in any way relevant to the Referee's findings that are within the possession or control of the Corporation.

                  (g) If an Eligible Person claiming indemnification pursuant to
Section 7.7(f) is found not to be entitled thereto, or if the Board of Directors fails to select a Referee under Section 7.7(f) within a reasonable amount of time following a written request of an Eligible Person for the selection of a Referee, or if the Referee or the Board of Directors fails to make a determination under Section 7.7(f) within a reasonable amount of time following the selection of a Referee, the Eligible Person may apply for indemnification with respect to a Claim to a court of competent jurisdiction, including a court in which the Claim is pending against the Eligible Person. On receipt of an application, the court, after giving notice to the Corporation and giving the Corporation ample opportunity to present to the court any information or evidence relating to the claim for indemnification that the Corporation deems appropriate, may order indemnification if it determines that the Eligible Person is entitled to indemnification with respect to the Claim because such Eligible Person met the standards of conduct set forth in Section 7.7(a)(2). If the court determines that the Eligible Person is entitled to indemnification, the court shall also determine the reasonableness of the Eligible Person's Expenses.

                  (h) The rights of indemnification provided in this Section 7.7 shall be in addition to any rights to which any Eligible Person may otherwise be entitled. Irrespective of the provisions of this Section 7.7, the Board of Directors may, at any time and from time to time, (1) approve indemnification of any Eligible Person to the full extent permitted by the provisions of applicable law at the time in effect, whether on account of past or future transactions, and (2) authorize the Corporation to purchase and maintain insurance on behalf of any Eligible Person against any Liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such Liability or Expense.

                  (i) Expenses incurred by an Eligible Person with respect to any Claim may be advanced by the Corporation (by action of the Board of Directors, whether or not a disinterested quorum exists) prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Eligible Person to repay such amount if he is determined not to be entitled to indemnification.

                  (j) The provisions of this Section 7.7 shall be deemed to be a contract between the Corporation and each Eligible Person, and an Eligible
Person's rights hereunder shall not be diminished or otherwise adversely affected by any repeal, amendment or modification of this Section 7.7 that occurs subsequent to such person becoming an Eligible Person.

                  (k) The provisions of this Section 7.7 shall be applicable to Claims made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.


                                  ARTICLE VIII
                        Approval of Business Combinations

                  Section 8.1. Supermajority Vote.

                  (a) The Corporation shall not engage in any business combination with any interested shareholder for a period of three (3) years following the time that such shareholder became an interested shareholder, unless:

                  (1) Prior to such time the Board of Directors of the Corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder;

                  (2) Upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned voting stock of the Corporation representing at least 85% of the votes entitled to be cast by all voting stock of the
         Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers of the Corporation and (ii) employee stock plans of the Corporation or any of its majority-owned subsidiaries in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

                  (3) At or subsequent to such time, the business combination is approved by the Board of Directors of the Corporation and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the votes entitled to be cast by the outstanding voting stock which is not owned by the interested shareholder.

                  (b) The restrictions contained in subsection 8.01(a) shall not apply if:

                  (1) A shareholder becomes an interested shareholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the shareholder ceases to be an interested shareholder; and (ii) would not, at any time within the 3-year period immediately prior to a business combination between the Corporation and such shareholder, have been an interested shareholder but for the inadvertent acquisition of ownership;

                  (2) The business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required under this paragraph (2) of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph (2); (ii) is with or by a person who either was not an interested shareholder during the previous three (3) years or who became an interested shareholder with the approval of the Corporation's Board of Directors; and (iii) is approved or not opposed by a majority of the members of the Board of Directors then in office (but not less than one) who were directors of the Corporation prior to any person becoming an interested shareholder during the previous three (3) years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the corporation (except for a merger in respect of which, pursuant to IC 23-1-40-3(g) of the Corporation Law, no vote of the shareholders of the Corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the Corporation. The Corporation shall give not less than 20 days' notice to all interested shareholders prior to the consummation of any of the transactions described in clause (x) or
         (y) of the second sentence of this paragraph (2).

                  (c) As used in this Section 8.01 only, the term:

                  (1) "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

                  (2) "Associate," when used to indicate a relationship with any person, means: (i) any corporation, partnership, limited liability company or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

                  (3) "Business combination," means: (i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation with (A) the interested shareholder, or (B) with any other corporation, partnership, limited liability company or other entity if the merger or consolidation is caused by the interested shareholder and as a result of such merger or consolidation subsection (a) of this Section 8.01 is not applicable to the surviving entity; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder of the Corporation, to or with the interested shareholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation; (iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested shareholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested shareholder became such; (B) pursuant to a merger under IC 23-1-40-4 of the Corporation Law; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested shareholder became such; (D) pursuant to an exchange offer by the corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided however, that in no case under items (C)-(E) of this subparagraph shall there be an increase in the interested shareholder's proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation; (iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested shareholder; or (v) any receipt by the interested shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) of this paragraph) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

                  (4) "Control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, limited liability company or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

                  (5) "Interested shareholder" means any person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder; and the affiliates and associates of such person; provided, however, that the term "interested shareholder" shall not include (x) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Corporation; provided that such person shall be an interested shareholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further Corporate action not caused, directly or indirectly, by such person, (y) American Securities Partners GP (Management) Corp., ASP/CTB G.P. Corp. or any of their respective affiliates or associates or (z) any member of the Caryl M. Chocola family and their respective affiliates. For the purpose of determining whether a person is an interested shareholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of paragraph (8) of this subsection but shall not include any other unissued stock of Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                  (6) "Person" means any individual, corporation, partnership, limited liability company or other entity.

                  (7) "Stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

                  (8) "Voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

                  (9) "Owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates: (i) beneficially owns such stock, directly or indirectly; or (ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item
         (B) of subparagraph (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

                  Section  8.2.  Fiduciary  Obligations   Unaffected.    Nothing
in this Article VIII shall be construed to relieve any interested shareholder from any fiduciary duty imposed by law.

                  Section 8.3. Article VIII Nonexclusive. The provisions of this
Article VIII are nonexclusive and are in addition to any other provisions of law or these restated Articles of Incorporation or the By-Laws of the Corporation relating to business combinations, interested shareholders or similar matters.

                  Section 8.4. Amendments. Any amendment to this Article VIII shall not be effective until twelve (12) months after the adoption of such amendment and shall not apply to any business combination with any person who became an interested shareholder on or prior to such adoption.


                                   ARTICLE IX
                                  Miscellaneous

                  Section 9.1. Amendment or Repeal. Except as otherwise expressly provided for in these Restated Articles of Incorporation, the Corporation shall be deemed, for all purposes, to have reserved the right to amend, alter, change or repeal any provision contained in these Restated Articles of Incorporation to the extent and in the manner now or hereafter permitted or prescribed by statute, and all rights herein conferred upon shareholders are granted subject to such reservation.

                  Section 9.2. Captions. The captions of the Articles and Sections of these Restated Articles of Incorporation have been inserted for convenience of reference only and do not in any way define, limit, construe or describe the scope or intent of any Article or Section hereof.

                  Section 9.3 Election Not to be Governed by IC 23-1-42. The Corporation, pursuant to the provisions of IC 23-1-42-5, hereby expressly elects not to be governed by the provisions of Chapter 42 of the Corporation Law (IC 23-1-42), regarding control share acquisitions.

                  Section 9.4. Election Not to be Governed by IC 23-1-43. The Corporation, pursuant to the provisions of IC 23-1-43-22(B), hereby expressly elects not to be governed by the provisions of Chapter 43 of the Corporation Law (IC 23-1-43), regarding business combinations.

                                                                         Annex 2
                                     BY-LAWS

                                       OF

                             CTB INTERNATIONAL CORP.
                          (formerly CTB Indiana Corp.)

                        (As Amended ___________ __, 1999)


                                    ARTICLE I
                            Meetings of Shareholders

                  Section 1.1. Annual Meetings. Annual meetings of the shareholders of the Corporation shall be held on the first Tuesday of May of each year at such hour and at such place within or without the State of Indiana as shall be designated by the Board of Directors. In the absence of designation, the meeting shall be held at the principal office of the Corporation at 11:00 a.m. (local time). The Board of Directors may, by resolution, change the date or time of such annual meeting. If the day fixed for any annual meeting of shareholders shall fall on a legal holiday, then such annual meeting shall be held on the first following day that is not a legal holiday.

                  Section 1.2. Special Meetings. Special meetings of the shareholders of the Corporation may be called at any time by the Board of Directors, Chairman of the Board or the President and shall be called by the Board of Directors if the Secretary receives written, dated and signed demands for a special meeting, describing in reasonable detail the purpose or purposes for which it is to be held, from the holders of shares representing at least twenty-five percent (25%) of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. If the Secretary receives one
(1) or more proper written demands for a special meeting of shareholders, the Board of Directors may set a record date for determining shareholders entitled to make such demand. The Board of Directors, Chairman of the Board or the President, as the case may be, calling a special meeting of shareholders shall set the date, time and place of such meeting, which may be held within or without the State of Indiana.

                  Section 1.3. Notices. A written notice, stating the date, time and place of any meeting of the shareholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, shall be delivered or mailed by the Secretary of the Corporation to each shareholder of record of the Corporation entitled to notice of or to vote at such meeting no fewer than ten (10) nor more than sixty (60) days before the date of the meeting. In the event of a special meeting of shareholders required to be called as the result of a demand therefor made by shareholders, such notice shall be given no later than the sixtieth (60th) day after the Corporation's receipt of the demand requiring the meeting to be called. Notice of shareholders' meetings, if mailed, shall be mailed, postage prepaid, to each shareholder at his or her address shown in the Corporation's current record of shareholders.

                  Notice of a meeting of shareholders shall be given to shareholders not entitled to vote, but only if a purpose for the meeting is to vote on any amendment to the Corporation's Articles of Incorporation, merger or share exchange to which the Corporation would be a party, sale of the Corporation's assets or dissolution of the Corporation. Except as required by the foregoing sentence or as otherwise required by the Indiana Business Corporation Law or the Corporation's Articles of Incorporation, notice of a meeting of shareholders is required to be given only to shareholders entitled to vote at the meeting.

                  A shareholder or his or her proxy may at any time waive notice of a meeting if the waiver is in writing and is delivered to the Corporation for inclusion in the minutes or filing with the Corporation's records. A shareholder's attendance at a meeting, whether in person or by proxy, (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder or his or her proxy at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder or his or her proxy objects to considering the matter when it is presented. Each shareholder who has, in the manner above provided, waived notice or objection to notice of a shareholders' meeting shall be conclusively presumed to have been given due notice of such meeting, including the purpose or purposes thereof.

                  If an annual or special shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment, unless a new record date is or must be established for the adjourned meeting.

                  Section 1.4. Business of Shareholder Meetings. At each annual meeting, the shareholders shall elect the Directors and shall conduct only such other business as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a shareholder of the Corporation who (i) was a shareholder of record at the time of giving the notice provided for in this Section 1.4,
(ii) is entitled to vote at the meeting and (iii) complied with the notice procedures set forth in this Section 1.4. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal executive office of the Corporation. To be timely, a shareholder's notice shall be delivered not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days' notice or prior public announcement (as defined herein) of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public announcement was made.

                  Such  shareholder's  notice  shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; (b) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and the name and address of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner as of the date such notice is given, and
(iii) a representation that such shareholder intends to appear in person or by proxy at the meeting to propose such business; (c) in the event that such business includes a proposal to amend either the Articles of Incorporation or the By-Laws of the Corporation, the language of the proposed amendment; and (d) if the shareholder intends to solicit proxies in support of such shareholder's proposal, a representation to that effect. The foregoing notice requirements shall be deemed satisfied by a shareholder if the shareholder has notified the Corporation of his or her intention to present a proposal at an annual meeting and such shareholder's proposal has been included in a proxy statement that has been prepared by management of the Corporation to solicit proxies for such annual meeting; provided, however, that if such shareholder does not appear or send a qualified representative to present such proposal at such annual meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with this
Section 1.4, and the Chairman of the Board, President or other person presiding at an annual meeting of shareholders may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures or if the shareholder solicits proxies in support of such shareholder's proposal without such shareholder having made the representation required by clause (d) of the second preceding sentence.

                  For the purposes of this Section 1.4, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition to the provisions of this Section 1.4, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in these By-Laws shall be deemed to affect any rights of the shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                  Section 1.5. Notice of Shareholder Nominations. Nominations of persons for election as Directors may be made by the Board of Directors or by any shareholder who is a shareholder of record at the time of giving the notice of nomination provided for in this Section 1.5 and who is entitled to vote in the election of Directors. Any shareholder of record entitled to vote in the election of Directors at a meeting may nominate a person or persons for election as Directors only if timely written notice of such shareholder=s intent to make such nomination is given to the Secretary of the Corporation in accordance with the procedures for bringing business before an annual meeting set forth in
Section 1.4 of these By-Laws. To be timely, a shareholder's notice shall be delivered with respect to an election to be held at a meeting of shareholders, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public announcement (as defined herein) of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public announcement was made.

                  Such shareholder's notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination, of the person or persons to be nominated and of the beneficial owner, if any, on whose behalf the nomination is made; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting in such election and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder, any such beneficial owner, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; (e) the consent of each nominee to serve as a Director if so elected; and (f) if the shareholder intends to solicit proxies in support of such shareholder=s nominee(s), a representation to that effect. The chairman of any meeting of shareholders to elect Directors and the Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure or if the shareholder solicits proxies in support of such shareholder=s nominee(s) without such shareholder having made the representation required by clause (f) of the preceding sentence. In addition to the provisions of this Section 1.5, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

                  Section 1.6. Voting. Except as otherwise provided by the Indiana Business Corporation Law or the Corporation's Articles of Incorporation, each share of the capital stock of any class of the Corporation that is outstanding at the record date established for any annual or special meeting of shareholders and is outstanding at the time of and represented in person or by proxy at the annual or special meeting, shall entitle the record holder thereof, or his proxy, to one (1) vote on each matter voted on at the meeting.

                  Section 1.7. Quorum. Unless the Corporation's Articles of Incorporation or the Indiana Business Corporation Law provide otherwise, at all meetings of shareholders, a majority of the votes entitled to be cast on a matter, represented in person or by proxy, constitutes a quorum for action on the matter. Action may be taken at a shareholders' meeting only on matters with respect to which a quorum exists; provided, however, that any meeting of shareholders, including annual and special meetings and any adjournments thereof, may be adjourned to a later date although less than a quorum is present. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

                  Section 1.8. Vote Required To Take Action. If a quorum exists as to a matter to be considered at a meeting of shareholders, action on such matter (other than the election of Directors) is approved if the votes properly cast favoring the action exceed the votes properly cast opposing the action, except as the Corporation's Articles of Incorporation or the Indiana Business Corporation Law require a greater number of affirmative votes. Directors shall be elected by a plurality of the votes properly cast.

                  Section 1.9. Record Date. Only such persons shall be entitled to notice of or to vote, in person or by proxy, at any shareholders' meeting as shall appear as shareholders upon the books of the Corporation as of such record date as the Board of Directors shall determine, which date may not be earlier than the date seventy (70) days immediately preceding the meeting. In the absence of such determination, the record date shall be the fiftieth (50th) day immediately preceding the date of such meeting. Unless otherwise provided by the Board of Directors, shareholders shall be determined as of the close of business on the record date.

                  Section 1.10. Proxies. A shareholder may vote his or her shares either in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for the shareholder (including authorizing the proxy to receive, or to waive, notice of any shareholders' meeting within the effective period of such proxy) by signing an appointment form, either personally or by the shareholders' attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes and is effective for eleven (11) months unless a longer or shorter period is expressly provided in the appointment form. The proxy's authority may be limited to a particular meeting or may be general and authorize the proxy to represent the shareholder at any meeting of shareholders held within the time provided in the appointment form. Subject to the Indiana Business Corporation Law and to any express limitation on the proxy's authority appearing on the face of the appointment form, the Corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

                  Section 1.11. Removal of Directors. Notwithstanding any other provision of the Corporation Law, these Bylaws or the Restated Articles of Incorporation of the Corporation, one or more directors of the Corporation may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose, or by a majority vote of the entire Board of Directors. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of this Section 1.11 shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

                  Section 1.12. Written Consents. Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action. The action must be evidenced by one (1) or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Action taken under this Section 1.12 is effective when the last shareholder signs the consent, unless the consent specifies a different prior or subsequent effective date, in which case the action is effective on or as of the specified date. Such consent shall have the same effect as a unanimous vote of all shareholders and may be described as such in any document.

                  Section 1.13. Participation by Conference Telephone. The President or the Board of Directors may permit any or all shareholders to participate in an annual or special meeting of shareholders by, or through the use of, any means of communication, such as conference telephone, by which all shareholders participating may simultaneously hear each other during the meeting. A shareholder participating in a meeting by such means shall be deemed to be present in person at the meeting.

                                   ARTICLE II
                                    Directors

                  Section 2.1. Number and Terms. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors consisting of not less than one (1) or more than fifteen (15) Directors. The current Board of Directors consists of nine (9) Directors.

                  Each Director shall be elected for a term of office to expire at the annual meeting of shareholders next following his or her election. Despite the expiration of a Director's term, the Director shall continue to serve until his or her successor is elected and qualified, or until the earlier of the Director's death, resignation, disqualification or removal, or until there is a decrease in the number of Directors. Any vacancy occurring in the Board of Directors, from whatever cause arising, shall be filled by selection of a successor by a majority vote of the remaining members of the Board of Directors (although less than a quorum); provided, however, that if such vacancy or vacancies leave the Board of Directors with no members or if the remaining members of the Board are unable to agree upon a successor or determine not to select a successor, such vacancy may be filled by a vote of the shareholders at a special meeting called for that purpose or at the next annual meeting of shareholders. The term of a Director elected or selected to fill a vacancy shall expire at the end of the term for which such Director's predecessor was elected, or if the vacancy arises because of an increase in the size of Board of Directors, at the end of the term specified at the time of election or selection.

                  The Directors and each of them shall have no authority to bind the Corporation except when acting as a Board.

                  Section 2.2. Quorum and Vote Required To Take Action. A majority of the whole Board of Directors shall be necessary to constitute a quorum for the transaction of any business, except the filling of vacancies. If a quorum is not present at any meeting of the Board of Directors, the Directors present may adjourn the meeting from time to time, without notice other than announcement of the meeting, until such a quorum is present. Except as otherwise provided by law, the Corporation's Articles of Incorporation, these By-Laws or any contract or agreement to which the Corporation is a party, the affirmative vote of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.

                  Section 2.3. Annual and Regular Meetings. The Board of Directors shall meet annually, without notice, immediately prior to or following the annual meeting of the shareholders, for the purpose of transacting such business as properly may come before the meeting. Other regular meetings of the Board of Directors, in addition to said annual meeting, shall be held on such dates, at such times and at such places as shall be fixed by resolution adopted by the Board of Directors and specified in a notice of each such regular meeting, or otherwise communicated to the Directors. The Board of Directors may at any time alter the date for the next regular meeting of the Board of Directors.

                  Section 2.4. Special Meetings. Special meetings of the Board of Directors may be called by any member of the Board of Directors upon not less than twenty-four (24) hours' notice given to each Director of the date, time and place of the meeting, which notice need not specify the purpose or purposes of the special meeting. Such notice may be communicated in person (either in writing or orally), by telephone, by facsimile, by electronic communication or by mail, and shall be effective at the earlier of the time of its receipt or, if mailed, five (5) days after its mailing. Notice of any meeting of the Board may be waived in writing at any time if the waiver is signed by the Director entitled to the notice and is filed with the minutes or corporate records. A Director's attendance at or participation in a meeting waives any required notice to the Director of the meeting, unless the Director at the beginning of the meeting (or promptly upon the Director's arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

                  Section 2.5. Written Consents. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each Director, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this Section
2.5 is effective when the last Director signs the consent, unless the consent specifies a different prior or subsequent effective date, in which cases the action is effective on or as of the specified date. A consent signed under this
Section 2.5 shall have the same effect as a unanimous vote of all members of the Board and may be described as such in any document.

                  Section 2.6. Participation by Conference Telephone. The Board of Directors may permit any or all Directors to participate in a regular or special meeting by, or through the use of, any means of communication, such as conference telephone, by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by such means shall be deemed to be present in person at the meeting.

                  Section 2.7. Committees. The Board of Directors may create one
(1) or more committees, including, without limitation, an Executive Committee and appoint members of the Board of Directors to serve on them, by resolution of the Board of Directors adopted by a majority of all the Directors in office when the resolution is adopted. Each committee may exercise the authority of the Board of Directors to the extent specified in the resolution. Each committee may have one (1) or more members, and all the members of such committee shall serve at the pleasure of the Board of Directors.

                  Section 2.8. Limitations on Committees; Notice, Quorum and Voting.

                  (a) Neither an Executive Committee nor any other committee hereafter established may:

         (1) authorize dividends or other distributions, except a committee may authorize or approve a reacquisition of shares or other distribution if done according to a formula or method, or within a range, prescribed by the Board of Directors;

         (2) approve or propose to shareholders action that is required to be approved by shareholders;

         (3) fill vacancies on the Board of Directors or on any of its committees;

         (4) except as permitted under Section 2.8(a)(7) below, amend the Corporation's Articles of Incorporation under IC 23-1-38-2;

         (5)      adopt, amend, repeal or waive provisions of these  By-Laws;

         (6)      approve a plan of merger not requiring  shareholder  approval;
                  or

         (7) authorize or approve the issuance or sale or a contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except the Board of Directors may authorize a committee (or an executive officer of the Corporation designated by the Board of Directors) to take the action described in this Section 2.8(a)(7) within limits prescribed by the Board of Directors.

                  (b) Except to the extent inconsistent with the resolutions creating a committee, Sections 2.1 through 2.6 of these By-Laws, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements and telephone participation in meetings of the Board of Directors, apply to each committee and its members as well.

                                   ARTICLE III
                                    Officers

                  Section 3.1. Designation, Selection and Terms. The officers of the Corporation shall consist of the Chairman of the Board, the President, one or more Vice Presidents, the Chief Financial Officer, a Treasurer, a Secretary, and such other officers or agents with such titles and such duties as the Board of Directors may from time to time determine by resolution creating the office and defining the duties thereof. In addition, the President may, by a certificate of appointment creating the office and defining the duties thereof delivered to the Secretary for inclusion with the corporate records, from time to time create and appoint such assistant officers as he or she deems desirable. The officers of the Corporation shall be elected by the Board of Directors (or appointed by the President as provided above) and need not be selected from among the members of the Board of Directors, except for the Chairman of the Board and the President who shall be members of the Board of Directors. Any two
(2) or more offices may be held by the same person. All officers shall serve at the pleasure of the Board of Directors and, with respect to officers appointed by the President, also at the pleasure of such officer. The election or appointment of an officer does not itself create contract rights.

                  Section 3.2. Removal. The Board of Directors may remove any officer at any time with or without cause. An officer appointed by the President may also be removed at any time, with or without cause, by such officer. Vacancies in such offices, however occurring, may be filled by the Board of Directors at any meeting of the Board of Directors (or by appointment by the President, to the extent provided in Section 3.1 of these By-Laws).

                  Section 3.3. Chairman of the Board. The Chairman of the Board shall, if present, preside at all meetings of the shareholders and of the Board of Directors and shall have such powers and perform such duties as are assigned to him by the Board of Directors.

                  Section 3.4. President. The President shall be the chief executive and principal policymaking officer of the Corporation. Subject to the authority of the Board of Directors, he or she shall formulate the major policies to be pursued in the administration of the Corporation's affairs. The President shall study and make reports and recommendations to the Board of Directors with respect to major problems and activities of the Corporation and shall see that the established policies are placed into effect and carried out. In the absence of the Chairman of the Board, the President shall preside at the meetings of the shareholders and of the Board of Directors.

                  Section 3.5.  Chief  Financial  Officer.  The Chief  Financial
Officer shall be the chief financial officer of the Corporation and shall perform all of the duties customary to that office. He or she shall be responsible for all of the Corporation's financial affairs, subject to the supervision and direction of the President, and shall have and perform such further powers and duties as the Board of Directors may, from time to time, prescribe and as the President may, from time to time, delegate to him or her.

                  Section 3.6. Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors may, from time to time, prescribe and as the President may, from time to time, delegate to him or her.

                  Section 3.7. Treasurer. The Treasurer shall perform all of the duties customary to that office, shall be the chief accounting officer of the Corporation and shall be responsible for all of the Corporation's accounting books and records and preparing its financial statements, subject to the supervision and direction of the Chief Financial Officer and the President. The Treasurer shall submit to the Board of Directors at such times as the Board may require full statements showing in detail the financial condition and affairs of the Corporation. He or she shall also be responsible for causing the Corporation to furnish financial statements to its shareholders pursuant to IC 23-1-53-1.

                  Section 3.8. Secretary. The Secretary shall be the custodian of the books, papers, and records of the Corporation and of its corporate seal, if any, and shall be responsible for seeing that the Corporation maintains the records required by IC 23-1-52-1 (other than accounting records) and that the Corporation files with the Indiana Secretary of State the biennial report required by IC 23-1-53-3. The Secretary shall be responsible for preparing minutes of the meetings of the shareholders and of the Board of Directors and for authenticating records of the Corporation and shall perform all of the other duties usual in the office of Secretary of a corporation.

                  Section 3.9. Assistant Treasurers or Secretaries. The Assistant Treasurers and the Assistant Secretaries, if any, shall perform such duties as shall be assigned to them by the Treasurer or Secretary, or by the President or the Board of Directors.

                  Section 3.10. Salary. The Board of Directors or any duly designated committee of the Board of Directors may, at its discretion, from time to time, fix the salary of any officer by resolution included in the minute book of the Corporation.

                                   ARTICLE IV
                                     Checks

                  All checks, drafts or other orders for payment of money shall be signed in the name of the Corporation by such officers or persons as shall be designated from time to time by resolution adopted by the Board of Directors and included in the minute book of the Corporation; and in the absence of such designation, such checks, drafts or other orders for payment shall be signed by the President or the Treasurer.

                                    ARTICLE V
                                      Loans

                  Such of the officers of the Corporation as shall be designated from time to time by resolution adopted by the Board of Directors and included in the minute book of the Corporation shall have the power, with such limitations thereon as may be fixed by the Board of Directors, to borrow money in the Corporation's behalf, to establish credit, to discount bills and papers, to pledge collateral, and to execute such notes, bonds, debentures or other evidences of indebtedness, and such mortgages, trust indentures and other instruments in connection therewith as may be authorized from time to time by such Board of Directors.

                                   ARTICLE VI
                             Execution of Documents

                  The President or any other officer authorized by the President or the Board of Directors may, in the Corporation's name, sign all deeds, leases, contracts or similar documents unless otherwise directed by the Board of Directors or otherwise provided herein or in the Corporation's Articles of Incorporation, or as otherwise required by law.

                                   ARTICLE VII
                                      Stock

                  Section 7.1. Execution. Certificates for shares of the capital stock of the Corporation shall be signed by the President and by the Secretary and the seal of the Corporation (or a facsimile thereof), if any, may be thereto affixed. Where any such certificate is also signed by a transfer agent or a registrar, or both, the signatures of the officers of the Corporation may be facsimiles. The Corporation may issue and deliver any such certificate notwithstanding that any such officer who shall have signed, or whose facsimile signature shall have been imprinted on, such certificate shall have ceased to be such officer.

                  Section 7.2. Contents. Each certificate issued after the adoption of these By-Laws shall state on its face the name of the Corporation and that it is organized under the laws of the State of Indiana, the name of the person to whom it is issued, and the number and class of shares and the designation of the series, if any, the certificate represents, and shall state conspicuously on its front or back that the Corporation will furnish the shareholder, upon his or her written request and without charge, a summary of the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series).

                  Section 7.3. Transfers. Except as otherwise provided by law or by resolution of the Board of Directors, transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, in person or by duly authorized attorney, on payment of all taxes thereon and surrender for cancellation of the certificate or certificates for such shares (except as hereinafter provided in the case of loss, destruction or mutilation of certificates) properly endorsed by the holder thereof or accompanied by the proper evidence of succession, assignment or authority to transfer, and delivered to the Secretary or an Assistant Secretary.

                  Section 7.4. Stock Transfer Records. There shall be entered upon the stock records of the Corporation the number of each certificate issued, the name and address of the registered holder of such certificate, the number, kind and class of shares represented by such certificate, the date of issue, whether the shares are originally issued or transferred, the registered holder from whom transferred, and such other information as is commonly required to be shown by such records. The stock records of the Corporation shall be kept at its principal office, unless the Corporation appoints a transfer agent or registrar, in which case the Corporation shall keep at its principal office a complete and accurate shareholders' list giving the names and addresses of all shareholders and the number and class of shares held by each. If a transfer agent is appointed by the Corporation, shareholders shall give written notice of any changes in their addresses from time to time to the transfer agent.

                  Section 7.5. Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents and one or more registrars and may require each stock certificate to bear the signature of either or both.

                  Section 7.6. Loss, Destruction, or Mutilation of Certificates. The holder of any of the capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock, upon the surrender of the mutilated certificate, or, in the case of loss or destruction, upon satisfactory proof of such loss or destruction. The Board of Directors may, in its discretion, require the holder of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and in such form, and with such surety or sureties as it may direct, to indemnify the Corporation, its transfer agents and registrars, if any, against any claim that may be made against them or any of them with respect to the capital stock represented by the certificate or certificates alleged to have been lost or destroyed, but the Board of Directors may, in its discretion, refuse to issue a new certificate or certificates, save upon the order of a court having jurisdiction in such matters.

                  Section 7.7. Form of Certificates. The form of the certificates for shares of the capital stock of the Corporation shall conform to the requirements of Section 7.2 of these By-Laws and be in such printed form as shall from time to time be approved by resolution of the Board of Directors.
                                  ARTICLE VIII
                                      Seal

                  The corporate seal of the Corporation shall, if the Corporation elects to have one, be in the form of a disc, with the name of the Corporation and "INDIANA" on the periphery thereof and the word "SEAL" in the center.

                                   ARTICLE IX
                                  Miscellaneous

                  Section 9.1. Indiana Business Corporation Law. The provisions of the Indiana Business Corporation law, as amended, applicable to all matters relevant to, but not specifically covered by, these By-Laws are hereby, by reference, incorporated in and made a part of these By-Laws.

                  Section 9.2. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year.

                  Section 9.3. Amendments. These By-Laws may be rescinded, changed or amended, and provisions hereof may be waived, at any meeting of the Board of Directors by the affirmative vote of a majority of the entire number of Directors at the time, except as otherwise required by the Corporation's Articles of Incorporation, by the Indiana Business Corporation Law, or by specific sections of these By-Laws.

                  Section 9.4. Definition of Articles of Incorporation. The term "Articles of Incorporation" as used in these By-Laws means the Articles of Incorporation of the Corporation as from time to time are in effect.